UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22998

CSOP ETF TRUST

(Exact name of registrant as specified in charter)

2801 – 2803, Two Exchange Square,

8 Connaught Place,

Central, Hong Kong

(Address of principal executive offices) (Zip Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 852 3406-5628

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Report to Stockholders.

CSOP ETF TRUST

CSOP FTSE CHINA A50 ETF
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF
CSOP CHINA CSI 300 A-H DYNAMIC ETF

ANNUAL REPORT

SEPTEMBER 30, 2016

CSOP ETF TRUST

LETTER TO SHAREHOLDERS

October 19, 2016

Dear Shareholder,

China successfully avoided a hard landing and delivered 6.7% Gross Domestic Product growth year-on-year in the third quarter of 2016, outperforming market expectations. Despite the solid performance, a mismatch remains. Although China boasts both the world’s second largest economy and equity market (after the United States), US institutional investors largely fail to allocate proportionate portfolio holdings to the country. Some US investors blame the mismatch between market size and portfolio allocation to restrictions involved in accessing Mainland China’s equity market. We believe this blame is misguided, as China’s government has implemented at least three key developments this year to address the issue of market access.

First, the launch of Shenzhen–Hong Kong Stock Connect was announced in August 2016 and the aggregate quota was abolished for both the Shenzhen–Hong Kong Stock Connect and Shanghai–Hong Kong Stock Connect schemes. To put this event in context, Shanghai–Hong Kong Stock Connect was implemented in November 2014, rendering 568 Shanghai-listed stocks eligible for purchase by overseas investors. Market participants reacted favorably to the debut, with the FTSE China A50 Index(1) nearly doubling in the 6 months following the announcement. The Shenzhen–Hong Kong Stock Connect is expected to launch before the end of 2016, providing overseas investors with access to 880 stocks listed on the Shenzhen Stock Exchange. Most critically, due to the abolition of the Renminbi (“RMB”) 300 billion aggregate quota,(2) investors will be able to access these stocks largely without the quota restriction — a key signal of market liberalization.

The second sign of market liberalization can be found in the September relaxation of Renminbi Qualified Foreign Institutional Investor (“RQFII”) rules. The plans, announced by the People’s Bank of China (“PBOC”) and State Administration of Foreign Exchange (“SAFE”), simplified the process through which overseas investors can invest in Mainland China securities. Two reforms are especially relevant to the foreign institutional investment community.

1) Qualified institutional investors will now receive a base investment quota through a simple registration with SAFE, undoing the lengthy and rigorous process that formerly hampered investors. Whereas previously RQFII investors were assigned a specified amount of quota, the revised rules set quota allocation as a proportion of asset size, in turn increasing the amount of quota available for large institutional investors. To avoid the appearance of favoritism, regulators have devised a transparent formula to set this proportion.

2) The separate account lock-up period has been shortened from twelve months to three months, allowing investors more freedom in withdrawing funds. The period will be calculated from the time stamp when inbound capital reaches 100 million RMB.

Representing the third sign of relaxation, China’s regulators loosened Qualified Foreign Institutional Investor (“QFII”) regulations in September 2016, removing the requirement that mandates 50% of an investor’s quota allocation be devoted to equity. Although no written restrictions existed de jure to limit QFII equity investment, de facto practices normalized the 50% equity allocation requirement. In addition to equity allocation abolishment, a restriction prohibiting QFII from holding more than 20% of total quota in cash assets was also canceled. By abandoning the restrictions, the China Securities Regulatory Commission is allowing QFII’s to allocate capital to a broader range of asset classes, helping ensure efficient market functionality.

Aside from the aforementioned internal rule and regime changes, arguably the biggest announcement came from an external actor — the International Monetary Fund (“IMF”). After several years of deliberation, the IMF officially included the RMB in their Special Drawing Rights (“SDR”) basket on October 1, 2016. Akin to China’s ascension to the World Trade Organization in 2001, the RMB’s inclusion is heavily symbolic. It formally signifies the IMF’s recognition of China’s role as a key global financial player and codifies the acceleration of RMB internationalization. Because RMB will account for 10.92% of the SDR basket, the demand for the currency is expected to increase by around SDR 22.29 billion (or RMB 211 billion) thanks to IMF member countries’ desire for RMB-denominated assets.

To be certain, this demand increase — and subsequent currency appreciation — is projected in the medium to long term. In the short term, RMB may depreciate slightly given China's lukewarm export data and double-digit monetary supply growth. However, the long-term outlook is undoubtedly stable. Not only has Premier Li Keqiang assured global investors that China lacks a basis for continued RMB depreciation, parallels can also be drawn from Japan’s experience with SDR inclusion. In late 1973, Japanese yen (“JPY”) was included in the SDR basket. Although the 1974 oil crisis served a major blow to Japan's economy, forcing currency depreciation, JPY rebounded and appreciated more than 30% in the five years following SDR inclusion.

(1)	FTSE A50 China Index is a capitalization-weighted index of 50 stocks. The index is designed to measure the performance of China’s economy through changes in the aggregate market value of 50 largest stocks.
(2)	The maximum amount of A-shares in RMB that all overseas investors can purchase through Shanghai–Hong Kong Stock Connect.

CSOP ETF TRUST

LETTER TO SHAREHOLDERS (concluded)

Despite the fact that the international volatility has negatively impacted Mainland China markets, CSOP FTSE China A50 ETF (“AFTY”) still managed to deliver a positive return. For the one-year period ending September 30, 2016, the total return for AFTY was 3.07% while the net total return for the FTSE China A50 Net Total Return Index (the “AFTY Benchmark”) was 0.88%. AFTY’s performance reflects expenses incurred in managing the Fund while the AFTY Benchmark is unmanaged and does not reflect any expenses. On an individual security basis, the five best performing stocks (with weighing in the Benchmark of AFTY as of September 30, 2016) were Midea Group Co. Ltd. (2.09%), Kweichow Moutai Co. Ltd. (3.97%), SAIC Motor Corp. Ltd. (1.49%), Wuliangye Yibin Co. Ltd. (1.72%), and China Pacific Insurance Group Co. Ltd (2.14%). The five worst performing stocks were CRRC Corp Ltd. (2.06%), China Merchants Shekou Industrial Zone Holdings Co. Ltd. (0.97%), China Railway Construction Corporation Corp. Ltd. (1.01%), China Railway Group Ltd. (1.16%), and China Shipbuilding Industry Co. Ltd (1.61%).

The other two funds, CSOP MSCI China A International Hedged ETF (“CNHX”) and CSOP China CSI 300(3) A-H Dynamic ETF (“HAHA”), were launched on October 20, 2015. CNHX offers unique value for overseas investors who seek to avoid foreign exchange risk complicating investment returns. HAHA offers a strategy for overseas investors who seek to take advantage of the valuation gap between A-H dual-listed Chinese stocks. For the reporting period from inception (October 20, 2015) to September 30, 2016, CNHX’s total return was -11.97%, net of fees, while the net total return for benchmark MSCI China A International with CNH(4) 100% hedged to USD Index was -13.81%. For the reporting period from inception (October 20, 2015) to September 30, 2016, HAHA’s total return was -9.23%, net of fees, while the net total return for benchmark CSI 300 Smart Index was -9.23%.

We believe that Mainland China’s blue-chip stocks are reasonably priced. The price-to-earnings ratio (“P/E ratio”(5)) for the FTSE China A50 Index is only nine as of September 30, 2016, compared to a P/E ratio of 20 for the S&P 500 Index.(6) Although MSCI failed to include China A-shares in its index family in the company’s June 2016 decision, we are unconcerned about the remaining issues that MSCI referenced. For example, the major Mainland China exchanges are considering rules to prevent listed companies from suspending shares without a valid reason. We believe that the cited issues will be resolved before June 2017, at which point it is likely that MSCI will include China A-shares in its index family. The inclusion will be an important catalyst for growth in the A-Share markets. MSCI estimates that the addition will inject $400 billion in funds from asset managers, pension funds and insurers into Mainland China’s equity market in the coming decades.

After being in the US market for more than one year, we’ve gradually built a reputation among investors as a reliable source of information on China-related topics and as a trusted partner for China-related investment solutions. We believe that the continued opening of China’s capital market will provide great opportunities for new partnerships and impressive returns for our investors. As such, we are committed to sharing our hard-won knowledge with the US investment community and will continue to offer our pioneering solutions to investors both domestic and foreign. We remain ever appreciative of your belief in our mission and look forward to your continued support of our products, company, and devoted employees.

Sincerely,

Ding Chen
Trustee and Chairman
CSOP ETF Trust

(3)	China CSI 300 is a free-float weighted index that consists of 300 A-share stocks listed on the Shanghai or Shenzhen Stock Exchanges.
(4)	CNH is the abbreviation for offshore Chinese Renminbi (Yuan).
(5)	The price to earnings ratio (P/E ratio) is the measure of the share price relative to the annual net income earned by the firm per share.
(6)	Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure the performance of the United States economy through changes in the aggregate market value of 500 stocks representing all major industries.

CSOP ETF TRUST
CSOP FTSE CHINA A50 ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The CSOP FTSE China A50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the FTSE China A50 Total Return Index (the “Index”). The Fund uses a representative sampling strategy. For the 12 months ended September 30, 2016, the Fund’s total return was 3.07% while the Index’s total return was 0.88%.

China successfully avoided a hard landing and delivered 6.7% Gross Domestic Product growth year-on-year in the first three quarters of 2016, outperforming market expectations. According to government data, the unemployment rate dropped below 5%, heartening market watchers. Also encouraging were Consumer Price Index figures, which remained mild, providing the Central Bank of China, the Peoples Bank of China (“PBOC”) with room for further stimulus in the event that the economy’s recovery falters.

Meanwhile, China has continued its aggressive campaign to open capital markets. Market players expect the launch of the Shenzhen — Hong Kong Stock Connect (anticipated November 2016) to boost the onshore stock market, as occurred with the inception of Shanghai — Hong Kong Stock Connect in 2014. In advance of the Shenzhen opening, regulators announced further liberalization of the Qualified Foreign Institutional Investor (“QFII”) and Renmimbi Qualified Foreign Institutional Investor (“RQFII”) schemes, rendering the programs evermore investor-friendly.

We believe that the cited issues will be resolved before June 2017, at which point it is likely that MSCI will include China A-shares in its index family.

Comparison of Change in Value of $10,000 Investment (based on Net Asset Value)

The following graph depicts the performance of CSOP FTSE China A50 ETF vs the FTSE China A50 Net Total Return Index®(1) from March 10, 2015 (commencement of operations date)* to September 30, 2016.

	1 Year Return	Annualized Since Inception Return	Since Inception Date
CSOP FTSE China A50 ETF (NAV)	3.07%	-5.55%	3/10/2015
CSOP FTSE China A50 ETF (Market)	5.58%	-4.73%	3/10/2015
FTSE China A50 Net Total Return Index®	0.88%	-6.72%	3/10/2015

*	The commencement of operations date, March 10, 2015, is the date the Fund was seeded. The Listing Date is the date the first shares were purchased to meet the outstanding shares required for listing on the NYSE Arca, Inc. CSOP FTSE China A50 ETF was listed on the NYSE Arca, Inc. on March 12, 2015.
(1)	The FTSE China A50 Net Total Return Index® (the “Index”) is comprised of A-Shares, securities of companies incorporated in mainland China, issued by the 50 largest companies in the China A-Share market. The Index is a net total return index. This means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures reflect contractual fee waivers and/or expense reimbursements. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.csopasset.us.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (continued)

The CSOP MSCI China A International Hedged ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the MSCI China A International with CNH 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index and as a result may or may not hold all of the securities that are included in the Index. For the reporting period from inception (October 20, 2015) to September 30, 2016, the Fund’s total return was -11.97%, net of fees, while the Index’s total return was -13.81%. The difference was mainly attributable to currency hedging costs.

China successfully avoided a hard landing and delivered 6.7% Gross Domestic Product growth year-on-year in the first three quarters of 2016, outperforming market expectations. According to government data, the unemployment rate dropped below 5%, heartening market watchers. Also encouraging were Consumer Price Index figures, which remained mild, providing the PBOC with room for further stimulus if the economy stopped recovering.

After several years of deliberation, the International Monetary Fund (“IMF”) officially included the Chinese Renminbi (“RMB”) into their Special Drawing Right (“SDR”) basket on October 1, 2016. Akin to China’s accession to the World Trade Organization in 2001, the RMB’s inclusion is heavily symbolic. It formally signifies IMF recognition of China’s role as a key global financial player and codifies the acceleration of RMB internationalization. Because RMB will account for 10.92% of the SDR basket, the demand for the currency is expected to increase by around SDR 22.29 billion (or RMB 211 billion) due to IMF member countries’ desire for RMB-denominated assets.

For the reporting period from inception (October 20, 2015) to September 30, 2016, offshore RMB (also known as CNH) depreciated against the US Dollar by 4.69%. The Index outperformed its unhedged version, MSCI China A International Index, by 4.64%. In other words, the Fund helped investors partially cushion the negative impact of CNH depreciation on investment returns during the reported period. In the foreseeable future, the volatility of the RMB will increase and the Fund will continue to offer value for those overseas investors who seek to avoid FX risk complicating their investment returns.

Comparison of Change in Value of $10,000 Investment (based on Net Asset Value)

The following graph depicts the performance of CSOP MSCI China A International Hedged ETF vs MSCI China A International with CNH 100% Hedged to USD Index®(1) from October 20, 2015 (commencement of operations date)* to September 30, 2016.

	Since Inception Return	Since Inception Date
CSOP MSCI China A International Hedged ETF (NAV)	-11.97%	10/20/2015
CSOP MSCI China A International Hedged ETF (Market)	-12.10%	10/20/2015
MSCI China A International with CNH 100% Hedged to USD Index®	-13.81%	10/20/2015

*	The commencement of operations date, October 20, 2015, is the date the Fund was seeded. The Listing Date is the date the first shares were purchased to meet the outstanding shares required for listing on the NYSE Arca, Inc. CSOP MSCI China A International Hedged ETF was listed on the NYSE Arca, Inc. on October 21, 2015.
(1)	The MSCI China A International with CNH 100% Hedged to USD Index® (the “Index”) is designed to track the equity market performance of Chinese securities (A-Shares) listed on both the Shanghai Stock Exchange and the Shenzhen Stock Exchange, while at the same time neutralizing exposure to the fluctuations of RMB relative to the U.S. dollar. The Index is broad-based and aims to capture the majority of the investible domestic Chinese equity universe, including large-cap and mid-cap A-Share stocks. The Index is currency hedged to the U.S. dollar by adjusting the daily index value to reflect the impact of selling RMB forward contracts at the one-month forward rate published by WM/Reuters.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures reflect contractual fee waivers and/or expense reimbursements. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.csopasset.us.

CSOP ETF TRUST
CSOP CHINA CSI A-H ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (concluded)

The CSOP China CSI 300 A-H Dynamic ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the CSI 300 Smart Index (the “Index”). The Fund invests in a representative sample of securities that collectively has an investment profile similar to the Index and as a result may or may not hold all of the securities that are included in the Index. The index outperforms by buying whichever share class is cheaper (A or H) and selling the more expensive one. For the reporting period from inception (October 20, 2015) to September 30, 2016, the Fund’s total return was -9.23% while the Index’s total return was -9.23%.

China successfully avoided a hard landing and delivered 6.7% Gross Domestic Product growth year-on-year in the first three quarters of 2016, outperforming market expectations. According to government data, the unemployment rate dropped below 5%, heartening market watchers. Also encouraging were Consumer Price Index figures, which remained mild, providing the PBOC with room for further stimulus if the economy stopped recovering.

For the reporting period from inception (October 20, 2015) to September 30, 2016, Hang Seng China AH Premium index — which tracks the price premium/discount of A-shares to H-shares — traded from the high of 148.84 in January 2016 to the low of 117.21 in September 2016. The average valuation spread between A share and H share narrowed during the period, thanks to H-Shares’ consistent outperformance throughout 2016. For the reporting period from inception (October 20, 2015) to September 30, 2016, the Index outperformed CSI 300 Index by 2.18%. However because small-cap stocks significantly underperformed their blue-chip peers during the first months of 2016, the Index still recorded negative return although it outperformed CSI 300 Index.

Comparison of Change in Value of $10,000 Investment (based on Net Asset Value)

The following graph depicts the performance of CSOP China CSI 300 A-H Dynamic ETF vs CSI 300 SMART Index®(1) from October 20, 2015 (commencement of operations date)* to September 30, 2016.

	Since Inception Return	Since Inception Date
CSOP China CSI 300 A-H Dynamic ETF (NAV)	-9.23%	10/20/2015
CSOP China CSI 300 A-H Dynamic ETF (Market)	-9.53%	10/20/2015
CSI 300 SMART Index®	-9.23%	10/20/2015

*	The commencement of operations date, October 20, 2015, is the date the Fund was seeded. The Listing Date is the date the first shares were purchased to meet the outstanding shares required for listing on the NYSE Arca, Inc. CSOP China CSI 300 A-H Dynamic ETF was listed on the NYSE Arca, Inc. on October 21, 2015.
(1)	The CSI 300 Smart Index® (the “Index”) includes shares of every company in the CSI 300 Index. The CSI 300 Index measures the performance of the 300 A-Share stocks with the largest market capitalizations listed on the Main Board of the Shanghai Stock Exchange or the Main Board, Small and Medium Enterprise Board or ChiNext Board of the Shenzhen Stock Exchange. Certain of the constituent companies included in the CSI 300 Index have issued both A-Shares, which are traded in China, and H-Shares, which are traded in Hong Kong.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures reflect contractual fee waivers and/or expense reimbursements. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.csopasset.us.

CSOP ETF TRUST

DISCLOSURE OF FUND EXPENSES
September 30, 2016
(Unaudited)

Example

As a shareholder of a Fund, you may incur two potential types of costs: (1) transaction costs, such as brokerage commissions for the purchases and sales of your Fund Shares, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 until September 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in a Fund and other exchange traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction fees, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the number under the heading “Hypothetical Expenses paid during the period” is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If transaction costs were included, your costs would have been higher.

Fund	Beginning Account Value 4/1/2016	Actual Ending Value 9/30/2016	Hypothetical Ending Account Value 9/30/2016	Actual Expenses Paid During the Period(a)	Hypothetical Expenses Paid During the Period(a)	Annualized Expense Ratio
CSOP FTSE China A50 ETF	$1,000.00	$1,022.20	$1,021.50	$3.54	$3.54	0.70%
CSOP MSCI China A International Hedged ETF	1,000.00	1,014.60	1,021.05	3.98	3.99	0.79%
CSOP China CSI 300 A-H Dynamic ETF	1,000.00	1,022.90	1,021.25	3.79	3.79	0.75%

(a)	Expenses are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183 days) in the most recent fiscal half-year, then divided by 366 (to reflect the one-half year period).

CSOP ETF TRUST
CSOP FTSE CHINA A50 ETF

SCHEDULE OF INVESTMENTS
September 30, 2016

	Shares	Market Value
Common Stocks – 99.6%
China – 99.6%
Advertising – 0.2%
Focus Media Information Technology Co. Ltd. Class A	6,300	$13,448
Auto Manufacturers – 2.6%
Byd Co. Ltd. Class A(a)	6,500	54,091
Guangzhou Automobile Group Co. Ltd. Class A	3,700	12,351
SAIC Motor Corp. Ltd. Class A	27,589	90,240
		156,682
Banks – 44.2%
Agricultural Bank of China Ltd. Class A	421,000	197,259
Bank of Beijing Co. Ltd. Class A	128,860	175,538
Bank of China Ltd. Class A	251,400	126,825
Bank of Communications Co. Ltd. Class A	238,700	197,601
China CITIC Bank Corp. Ltd. Class A	32,538	29,127
China Construction Bank Corp. Class A	108,000	83,746
China Everbright Bank Co. Ltd. Class A	166,200	94,293
China Merchants Bank Co. Ltd. Class A	141,128	380,274
China Minsheng Banking Corp. Ltd. Class A	296,020	410,339
Industrial & Commercial Bank of China Ltd. Class A	257,300	170,629
Industrial Bank Co. Ltd. Class A	163,632	391,186
Ping An Bank Co. Ltd. Class A	86,024	116,799
Shanghai Pudong Development Bank Co. Ltd. Class A	126,347	311,886
		2,685,502
Beverages – 6.4%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	4,400	44,190
Kweichow Moutai Co. Ltd. Class A	5,447	242,914
Wuliangye Yibin Co. Ltd. Class A	20,800	103,872
		390,976
Coal – 0.9%
China Shenhua Energy Co. Ltd. Class A	23,567	53,624
Commercial Services – 0.5%
Shanghai International Port Group Co. Ltd. Class A	35,900	27,515
Diversified Financial Services – 12.3%
CITIC Securities Co. Ltd. Class A	92,746	223,806
GF Securities Co. Ltd. Class A	27,541	67,490
Guosen Securities Co. Ltd. Class A	14,700	36,265
Guotai Junan Securities Co. Ltd. Class A	40,000	106,224
Haitong Securities Co. Ltd. Class A	71,600	170,527
Huatai Securities Co. Ltd. Class A	31,200	83,836
Shenwan Hongyuan Group Co. Ltd. Class A	67,040	62,823
		750,971

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP FTSE CHINA A50 ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Electric – 1.2%
China National Nuclear Power Co. Ltd. Class A	46,400	$46,121
Huaneng Power International, Inc. Class A	22,600	23,817
		69,938
Electronics – 1.1%
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	18,909	69,265
Engineering & Construction – 2.6%
China Communications Construction Co. Ltd. Class A	16,800	27,764
China Railway Construction Corp. Ltd. Class A	45,300	61,099
China Railway Group Ltd. Class A	66,700	70,492
		159,355
Healthcare-Services – 0.5%
Shanghai RAAS Blood Products Co. Ltd. Class A	9,540	31,775
Holding Companies-Diversified – 1.0%
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	24,500	58,608
Home Furnishings – 2.1%
Midea Group Co. Ltd. Class A	31,290	126,515
Insurance – 12.9%
China Life Insurance Co. Ltd. Class A	17,345	55,591
China Pacific Insurance Group Co. Ltd. Class A	30,017	129,186
New China Life Insurance Co. Ltd. Class A	6,546	40,382
Ping An Insurance Group Co. of China Ltd. Class A	109,836	561,659
		786,818
Miscellaneous Manufacturer – 2.0%
CRRC Corp. Ltd. Class A	92,930	124,645
Oil & Gas – 2.2%
China Petroleum & Chemical Corp. Class A	114,000	82,938
PetroChina Co. Ltd. Class A	48,300	52,203
		135,141
Real Estate – 4.3%
China State Construction Engineering Corp. Ltd. Class A	143,100	132,171
Greenland Holdings Corp. Ltd. Class A	16,000	23,017
Poly Real Estate Group Co. Ltd. Class A	70,700	101,602
		256,790
Shipbuilding – 1.6%
China Shipbuilding Industry Co. Ltd. Class A(a)	105,200	97,638
Transportation – 1.0%
Daqin Railway Co. Ltd. Class A	63,500	60,266
Total Common Stocks (Cost $6,307,892)		6,055,472
Total Investments – 99.6% (Cost $6,307,892)#		6,055,472
Other assets in excess of liabilities – 0.4%		26,908
Total Net Assets – 100.0%		$6,082,380

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP FTSE CHINA A50 ETF

SCHEDULE OF INVESTMENTS (concluded)
September 30, 2016

#	Cost for federal income tax purposes is $6,667,376. Net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$302,205
Gross unrealized depreciation	(914,109)
Net unrealized depreciation	$(611,904)

Summary of Investments by Sectorˆ
Financials	69.4%
Industrials	9.9
Consumer Staples	6.4
Consumer Discretionary	4.7
Real Estate	3.2
Energy	3.1
Utilities	1.3
Information Technology	1.1
Health Care	0.5
Other assets in excess of liabilities	0.4
100.0%

ˆ	As a percentage of total net assets.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS
September 30, 2016

	Shares	Market Value
Common Stocks – 97.1%
China – 97.1%
Advertising – 0.2%
Hunan TV & Broadcast Intermediary Co. Ltd. Class A	1,400	$3,267
Aerospace/Defense – 0.9%
AVIC Aircraft Co. Ltd. Class A	1,400	4,388
AVIC Aviation Engine Corp. PLC Class A	700	3,595
AVIC Helicopter Co. Ltd. Class A	300	1,826
Jihua Group Corp. Ltd. Class A	2,100	2,408
		12,217
Agriculture – 0.4%
Beijing Dabeinong Technology Group Co. Ltd. Class A	1,800	1,970
Heilongjiang Agriculture Co. Ltd. Class A	900	1,398
Hunan Dakang International Food & Agriculture Co. Ltd. Class A(a)	4,560	2,369
		5,737
Airlines – 1.2%
Air China Ltd. Class A	3,000	3,251
China Eastern Airlines Corp. Ltd. Class A(a)	3,700	3,440
China Southern Airlines Co. Ltd. Class A	3,800	3,982
Hainan Airlines Co. Ltd. Class A(a)	6,400	3,066
Spring Airlines Co. Ltd. Class A	300	2,028
		15,767
Apparel – 0.3%
Visual China Group Co. Ltd. Class A(a)	400	1,431
Youngor Group Co. Ltd. Class A	1,000	2,127
		3,558
Auto Manufacturers – 2.6%
Beiqi Foton Motor Co. Ltd. Class A	3,600	1,439
Byd Co. Ltd. Class A(a)	700	5,825
China Avionics Systems Co. Ltd. Class A	800	2,280
Chongqing Changan Automobile Co. Ltd. Class A	2,000	4,751
FAW CAR Co. Ltd. Class A	800	1,254
Hubei Energy Group Co. Ltd. Class A	2,900	2,005
Pang Da Automobile Trade Co. Ltd. Class A(a)	3,500	1,415
SAIC Motor Corp. Ltd. Class A	3,500	11,448
Zhengzhou Yutong Bus Co. Ltd. Class A	1,200	3,963
		34,380
Auto Parts & Equipment – 1.2%
Fuyao Glass Industry Group Co. Ltd. Class A	1,100	2,781
Huayu Automotive Systems Co. Ltd. Class A	1,100	2,594
Wanxiang Qianchao Co. Ltd. Class A	1,200	2,603
Weichai Power Co. Ltd. Class A	1,600	2,206

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Auto Parts & Equipment – 1.2% (continued)
Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. Class A(b)	1,200	$3,325
Zhejiang Wanfeng Auto Wheel Co. Ltd. Class A	700	2,152
		15,661
Banks – 16.4%
Agricultural Bank of China Ltd. Class A	37,300	17,477
Bank of Beijing Co. Ltd. Class A	7,200	9,808
Bank of China Ltd. Class A	33,400	16,849
Bank of Communications Co. Ltd. Class A	18,700	15,480
Bank of Nanjing Co. Ltd. Class A	3,240	4,976
Bank of Ningbo Co. Ltd. Class A	2,100	4,920
China CITIC Bank Corp. Ltd. Class A	4,200	3,760
China Construction Bank Corp. Class A	5,100	3,955
China Everbright Bank Co. Ltd. Class A	18,900	10,723
China Merchants Bank Co. Ltd. Class A	9,800	26,406
China Minsheng Banking Corp. Ltd. Class A	14,000	19,407
Huaxia Bank Co. Ltd. Class A	4,200	6,319
Industrial & Commercial Bank of China Ltd. Class A	25,700	17,043
Industrial Bank Co. Ltd. Class A	9,800	23,428
Ping An Bank Co. Ltd. Class A	8,160	11,079
Shanghai Pudong Development Bank Co. Ltd. Class A	9,680	23,895
		215,525
Beverages – 3.9%
Beijing Yanjing Brewery Co. Ltd. Class A	1,500	1,756
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	400	4,017
Kweichow Moutai Co. Ltd. Class A	600	26,757
Luzhou Laojiao Co. Ltd. Class A	1,400	6,514
Tsingtao Brewery Co. Ltd. Class A	400	1,905
Wuliangye Yibin Co. Ltd. Class A	2,000	9,988
		50,937
Biotechnology – 0.4%
Hualan Biological Engineering, Inc. Class A	480	2,700
MeiHua Holdings Group Co. Ltd. Class A	3,100	2,794
		5,494
Building Materials – 0.7%
Anhui Conch Cement Co. Ltd. Class A	2,100	5,297
Luxin Venture Capital Group Co. Ltd. Class A	400	1,444
Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	1,500	2,703
		9,444
Chemicals – 1.5%
China Hainan Rubber Industry Group Co. Ltd. Class A(a)	2,200	1,943
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	4,000	2,922
Kingenta Ecological Engineering Group Co. Ltd. Class A	1,800	2,126
Qinghai Salt Lake Industry Co. Ltd. Class A	600	1,676
Sinopec Shanghai Petrochemical Co. Ltd. Class A	3,200	2,821

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Chemicals – 1.5% (continued)
Tianqi Lithium Industries, Inc. Class A	500	$2,848
Wanhua Chemical Group Co. Ltd. Class A	1,200	3,693
Zhejiang Longsheng Group Co. Ltd. Class A	1,800	2,479
		20,508
Coal – 1.0%
China Shenhua Energy Co. Ltd. Class A	2,900	6,599
Jizhong Energy Resources Co. Ltd. Class A	1,900	1,775
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A(a)	1,600	1,918
Shanxi Xishan Coal & Electricity Power Co. Ltd. Class A	1,700	2,438
		12,730
Commercial Services – 0.7%
Dalian Port PDA Co. Ltd. Class A	4,140	1,463
Eternal Asia Supply Chain Management Ltd. Class A	1,000	1,699
Shanghai International Port Group Co. Ltd. Class A	3,300	2,529
Shenzhen Jinjia Group Co. Ltd. Class A	600	931
Yingkou Port Liability Co. Ltd. Class A	2,900	1,493
		8,115
Computers – 2.0%
Aisino Corp. Class A	1000	3,304
BOE Technology Group Co. Ltd. Class A	16,100	5,712
Dawning Information Industry Co. Ltd. Class A	300	1,446
DHC Software Co. Ltd. Class A	1,500	4,625
Fujian Newland Computer Co. Ltd. Class A	900	2,440
GRG Banking Equipment Co. Ltd. Class A	600	1,342
Inspur Electronic Information Industry Co. Ltd. Class A	500	1,958
Tsinghua Tongfang Co. Ltd. Class A	1,600	3,298
Venustech Group, Inc. Class A	800	2,455
		26,580
Distribution/Wholesale – 0.5%
Liaoning Cheng Da Co. Ltd. Class A(a)	800	2,236
Minmetals Development Co. Ltd. Class A(a)	500	1,216
Shanghai Jahwa United Co. Ltd. Class A	400	1,681
Sinochem International Corp. Class A	1,100	1,581
		6,714
Diversified Financial Services – 9.7%
Anxin Trust Co. Ltd. Class A	900	2,691
Bohai Financial Investment Holding Co. Ltd. Class A(a)(b)(c)	6,000	6,449
Changjiang Securities Co. Ltd. Class A	2,600	4,133
China Merchants Securities Co. Ltd. Class A	2,800	7,205
CITIC Securities Co. Ltd. Class A	4,700	11,342
Dongxing Securities Co. Ltd. Class A	900	2,959
Everbright Securities Co. Ltd. Class A	1,600	3,890
Founder Securities Co. Ltd. Class A	4,400	4,835
GF Securities Co. Ltd. Class A	2,800	6,861
Guosen Securities Co. Ltd. Class A	2,200	5,427

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Diversified Financial Services – 9.7% (continued)
Guotai Junan Securities Co. Ltd. Class A	2,400	$6,373
Guoyuan Securities Co. Ltd. Class A	1,100	3,367
Haitong Securities Co. Ltd. Class A	3,900	9,289
Huatai Securities Co. Ltd. Class A	2,600	6,986
Industrial Securities Co. Ltd. Class A	3,560	4,029
Northeast Securities Co. Ltd. Class A	1,300	2,380
Orient Securities Co. Ltd. Class A	2,700	6,398
Pacific Securities Co. Ltd. Class A	3,525	2,596
SDIC Essence Holdings Co. Ltd. Class A(a)(b)(c)	1,300	3,040
Sealand Securities Co. Ltd. Class A	2,250	2,348
Shanghai DZH Ltd. Class A(a)	1,100	1,258
Shanxi Securities Co. Ltd. Class A	1,200	2,513
Shenwan Hongyuan Group Co. Ltd. Class A	8,910	8,350
Sinolink Securities Co. Ltd. Class A	1,600	3,059
SooChow Securities Co. Ltd. Class A	1,300	2,528
Southwest Securities Co. Ltd. Class A	3,000	3,238
Western Securities Co. Ltd. Class A	1,500	5,324
		128,868
Electric – 4.0%
Beijing Jingneng Power Co. Ltd. Class A	2,100	1,324
China National Nuclear Power Co. Ltd. Class A	6,200	6,163
China Yangtze Power Co. Ltd. Class A	7,200	14,335
GD Power Development Co. Ltd. Class A	9,400	4,165
Huadian Power International Corp. Ltd. Class A	4,400	3,260
Huaneng Power International, Inc. Class A	3,700	3,899
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. Class A	3,100	1,425
SDIC Power Holdings Co. Ltd. Class A	3,600	3,524
Shanghai Electric Power Co. Ltd. Class A(b)(c)	1,200	2,107
Shenergy Co. Ltd. Class A	2,500	2,167
Shenzhen Energy Group Co. Ltd. Class A	2,100	2,094
Sichuan Chuantou Energy Co. Ltd. Class A	2,300	2,985
Zhefu Holding Group Co. Ltd. Class A	1,100	967
Zhejiang Zheneng Electric Power Co. Ltd. Class A	4,700	3,687
		52,102
Electrical Components & Equipment – 1.4%
AVIC Jonhon OptronicTechnology Co. Ltd. Class A	300	1,812
Changyuan Group Ltd. Class A(b)	720	1,498
China XD Electric Co. Ltd. Class A	2,800	2,167
Chinese Universe Publishing & Media Co. Ltd. Class A	800	2,799
Dongfang Electric Corp. Ltd. Class A	1,100	1,581
TBEA Co. Ltd. Class A	1,800	2,322
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	1,100	2,582
Zhejiang Chint Electrics Co. Ltd. Class A	600	2,040
Zhejiang Wanma Co. Ltd. Class A	500	1,262
Zhongshan Broad Ocean Motor Co. Ltd. Class A	900	1,350
		19,413

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Electronics – 2.3%
Chengdu Santai Holding Group Co. Ltd. Class A	750	$1,345
Dongxu Optoelectronic Technology Co. Ltd. Class A	1,800	3,910
GoerTek, Inc. Class A	800	3,620
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	3,300	12,088
Han’s Laser Technology Industry Group Co. Ltd. Class A	600	1,917
Luxshare Precision Industry Co. Ltd. Class A	1,050	3,178
Tianjin Zhonghuan Semiconductor Co. Ltd. Class A(b)(c)	2,300	2,847
Unigroup Guoxin Co. Ltd. Class A	300	1,601
		30,506
Engineering & Construction – 3.3%
China CAMC Engineering Co. Ltd. Class A	480	1,441
China Communications Construction Co. Ltd. Class A	2,100	3,471
China Gezhouba Group Co. Ltd. Class A	2,400	2,842
China National Chemical Engineering Co. Ltd. Class A	2,700	2,243
China Railway Construction Corp. Ltd. Class A	3,600	4,855
China Railway Group Ltd. Class A	7,400	7,821
Metallurgical Corp. of China Ltd. Class A	6,700	3,962
Power Construction Corp. of China Ltd. Class A	11,100	9,936
Shanghai Construction Group Co. Ltd. Class A	2,640	1,672
Shanghai International Airport Co. Ltd. Class A	500	2,019
Shanghai Tunnel Engineering Co. Ltd. Class A	1,700	2,471
		42,733
Entertainment – 0.7%
Shenzhen Overseas Chinese Town Co. Ltd. Class A	3,400	3,563
Wanda Cinema Line Co. Ltd. Class A	500	5,036
		8,599
Environmental Control – 0.5%
Beijing Capital Co. Ltd. Class A	2,600	1,631
Beijing Orient Landscape & Ecology Co. Ltd. Class A	1,250	2,923
Tus-Sound Environmental Resources Co. Ltd.	400	1,987
		6,541
Food – 1.6%
COFCO Tunhe Co. Ltd. Class A	1,100	1,881
Henan Shuanghui Investment & Development Co. Ltd. Class A	1,700	6,003
Inner Mongolia Yili Industrial Group Co. Ltd. Class A(b)(c)	3,000	7,235
Muyuan Foodstuff Co. Ltd. Class A	600	2,194
Shenzhen Agricultural Products Co. Ltd. Class A	900	1,630
Yonghui Superstores Co. Ltd. Class A	4,400	2,938
		21,881
Gas – 0.2%
Beijing SPC Environment Protection Tech Co. Ltd. Class A	1,000	2,588

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Hand/Machine Tools – 0.2%
China First Heavy Industries Class A(a)	3,500	$2,730
Healthcare-Products – 0.2%
Da An Gene Co. Ltd. of Sun Yat-Sen University Class A	440	1,762
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	300	1,545
		3,307
Healthcare-Services – 0.4%
Shanghai RAAS Blood Products Co. Ltd. Class A	1,620	5,396
Holding Companies-Diversified – 1.4%
Avic Capital Co. Ltd. Class A	3,400	3,298
China Baoan Group Co. Ltd. Class A	1,215	1,888
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	3,162	7,564
Humanwell Healthcare Group Co. Ltd. Class A	700	2,158
Zhejiang China Commodities City Group Co. Ltd. Class A	2,900	3,525
		18,433
Home Furnishings – 2.2%
Hisense Electric Co. Ltd. Class A	700	1,744
Midea Group Co. Ltd. Class A	3,300	13,343
Qingdao Haier Co. Ltd. Class A	2,900	4,402
Shanghai Oriental Pearl Media Co. Ltd. Class A	1,400	5,176
Sichuan Changhong Electric Co. Ltd. Class A(a)	2,400	1,530
TCL Corp. Class A(b)(c)	5,900	3,021
		29,216
Insurance – 4.0%
China Life Insurance Co. Ltd. Class A	2,300	7,372
China Pacific Insurance Group Co. Ltd. Class A	2,900	12,481
New China Life Insurance Co. Ltd. Class A	700	4,318
Ping An Insurance Group Co. of China Ltd. Class A	5,600	28,636
		52,807
Internet – 0.4%
People.cn Co. Ltd. Class A	600	1,693
Searainbow Holding Corp. Class A(a)(b)	500	3,548
		5,241
Iron/Steel – 1.6%
Angang Steel Co. Ltd. Class A(a)	2,700	1,827
Baoshan Iron & Steel Co. Ltd. Class A(b)(c)	5,800	4,254
Gansu Gangtai Holding Group Co. Ltd. Class A(b)(c)	700	1,721
Hesteel Co. Ltd. Class A	5,700	2,628
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A(a)	12,900	5,369
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A(a)	4,600	1,742
Shanxi Taigang Stainless Steel Co. Ltd. Class A(a)	3,000	1,585
Wuhan Iron & Steel Co. Ltd. Class A(a)(b)(c)	5,400	2,231
		21,357

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Leisure Time – 0.5%
AVIC Aero-Engine Controls Co. Ltd. Class A	700	$2,771
China International Travel Service Corp. Ltd. Class A	500	3,374
		6,145
Machinery-Construction & Mining – 0.6%
Sany Heavy Industry Co. Ltd. Class A	4,100	3,357
XCMG Construction Machinery Co. Ltd. Class A(a)	3,800	1,809
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	3,400	2,357
		7,523
Machinery-Diversified – 1.1%
China Shipbuilding Industry Group Power Co. Ltd. Class A(a)	600	2,952
Leo Group Co. Ltd. Class A	1,400	3,718
NARI Technology Co. Ltd. Class A	1,300	3,176
Shanghai Electric Group Co. Ltd. Class A(a)(b)(c)	3,200	4,033
		13,879
Media – 0.9%
China South Publishing & Media Group Co. Ltd. Class A	1,000	2,671
CITIC Guoan Information Industry Co. Ltd. Class A	2,000	3,350
Huawen Media Investment Corp. Class A	1,100	1,742
Jiangsu Broadcasting Cable Information Network Corp. Ltd. Class A	1,430	2,181
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	1,100	1,811
		11,755
Metal Fabricate/Hardware – 0.2%
Jiangsu Shagang Co. Ltd. Class A(a)(b)(c)	800	1,930
Xinxing Ductile Iron Pipes Co. Ltd. Class A	2,000	1,419
		3,349
Mining – 2.4%
Aluminum Corp. of China Ltd. Class A(a)	5,300	2,967
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	1,700	3,145
Jiangxi Copper Co. Ltd. Class A	1,100	2,295
Jinduicheng Molybdenum Co. Ltd. Class A(a)	1,400	1,618
Shandong Gold Mining Co. Ltd. Class A	700	4,002
Shandong Nanshan Aluminum Co. Ltd. Class A	6,750	2,910
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. Class A	1,200	1,831
Tongling Nonferrous Metals Group Co. Ltd. Class A(a)	4,700	1,815
Western Mining Co. Ltd. Class A	2,400	2,479
Xiamen Tungsten Co. Ltd. Class A	600	2,281
Zhongjin Gold Corp. Ltd. Class A(a)	1,888	3,428
Zijin Mining Group Co. Ltd. Class A	7,500	3,604
		32,375
Miscellaneous Manufacturer – 1.7%
Anhui Zhongding Sealing Parts Co. Ltd. Class A	600	2,169
CRRC Corp. Ltd. Class A	10,900	14,620
Kangde Xin Composite Material Group Co. Ltd. Class A	1,199	3,245

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Miscellaneous Manufacturer – 1.7% (continued)
Shenzhen O-film Tech Co. Ltd. Class A	500	$2,721
		22,755
Oil & Gas – 1.3%
China Petroleum & Chemical Corp. Class A	13,100	9,531
PetroChina Co. Ltd. Class A	5,100	5,512
Wintime Energy Co. Ltd. Class A(a)	5,000	2,994
		18,037
Oil & Gas Services – 0.3%
Offshore Oil Engineering Co. Ltd. Class A	2,300	2,355
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	500	1,362
		3,717
Packaging & Containers – 0.1%
Org Packaging Co. Ltd. Class A	1,200	1,800
Pharmaceuticals – 5.0%
Beijing SL Pharmaceutical Co. Ltd. Class A	400	1,976
Beijing Tongrentang Co. Ltd. Class A	800	3,656
China National Accord Medicines Corp. Ltd. Class A	200	2,148
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	500	1,912
Dong-E-E-Jiao Co. Ltd. Class A	400	3,563
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A(a)	600	2,195
Guizhou Bailing Group Pharmaceutical Co. Ltd. Class A	700	2,313
Harbin Gloria Pharmaceuticals Co. Ltd. Class A	1,200	1,536
Harbin Pharmaceutical Group Co. Ltd. Class A	1,270	1,747
Huadong Medicine Co. Ltd. Class A	200	2,057
Jiangsu Hengrui Medicine Co. Ltd. Class A	1,320	8,704
Jilin Aodong Pharmaceutical Group Co. Ltd. Class A	500	1,914
Kangmei Pharmaceutical Co. Ltd. Class A	2,300	5,584
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	1,000	3,515
Shenzhen Hepalink Pharmaceutical Co. Ltd. Class A	640	1,687
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	500	2,078
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	600	1,420
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	700	1,703
Tasly Pharmaceutical Group Co. Ltd. Class A	600	3,788
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	720	2,449
Yunnan Baiyao Group Co. Ltd. Class A(b)(c)	500	5,182
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	300	2,147
Zhejiang NHU Co. Ltd. Class A	600	2,014
		65,288
Pipelines – 0.1%
Guanghui Energy Co. Ltd. Class A(a)	2,700	1,653
Real Estate – 6.5%
Beijing Capital Development Co. Ltd. Class A	1,200	2,258
Beijing Urban Construction Investment & Development Co. Ltd. Class A	900	1,842
China Fortune Land Development Co. Ltd. Class A	1,100	4,649

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Real Estate – 6.5% (continued)
China State Construction Engineering Corp. Ltd. Class A	14,300	$13,208
China Vanke Co. Ltd. Class A	5,000	19,588
Financial Street Holdings Co. Ltd. Class A	1,600	2,824
Gemdale Corp. Class A	2,400	4,308
Oceanwide Holdings Co. Ltd. Class A	1,700	2,685
Poly Real Estate Group Co. Ltd. Class A	5,700	8,191
RiseSun Real Estate Development Co. Ltd. Class A	1,800	2,107
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	500	1,498
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	1,980	7,297
Shanghai SMI Holding Co. Ltd. Class A(a)(b)(c)	1,600	3,439
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	900	2,456
Suning Universal Co. Ltd. Class A	2,500	3,203
Thaihot Group Co. Ltd. Class A	500	1,386
Xinhu Zhongbao Co. Ltd. Class A	3,200	2,113
Zhongtian Urban Development Group Co. Ltd. Class A	2,100	2,175
		85,227
Retail – 1.0%
Nanjing Xinjiekou Department Store Co. Ltd. Class A	400	1,669
Shanghai Bailian Group Co. Ltd. Class A(a)	900	1,679
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	1,000	2,953
Suning Commerce Group Co. Ltd. Class A	3,900	6,329
		12,630
Semiconductors – 0.5%
Sanan Optoelectronics Co. Ltd. Class A	1,920	3,452
Xi’an LONGi Silicon Materials Corp. Class A	1,000	2,021
		5,473
Shipbuilding – 0.9%
China CSSC Holdings Ltd. Class A	800	2,583
China Shipbuilding Industry Co. Ltd. Class A(a)	8,800	8,168
CSSC Offshore & Marine Engineering Group Co. Ltd. Class A	400	1,603
		12,354
Software – 2.3%
Beijing Shiji Information Technology Co. Ltd. Class A	600	2,194
Hangzhou Liaison Interactive Information Technology Co. Ltd. Class A(b)(c)	1,500	4,426
Hundsun Technologies, Inc. Class A	300	2,512
Iflytek Co. Ltd. Class A	1,300	5,532
Jiangsu Protruly Vision Technology Group Co. Ltd. Class A(a)	1,200	2,885
NavInfo Co. Ltd. Class A	1,050	3,466
Neusoft Corp. Class A	600	1,547
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	400	1,760
Yonyou Network Technology Co. Ltd. Class A	700	2,370
Zhejiang Dahua Technology Co. Ltd. Class A	1,600	3,715
		30,407

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Market Value
Telecommunications – 1.9%
Addsino Co. Ltd. Class A(b)(c)	1,400	$3,219
China Spacesat Co. Ltd. Class A	600	2,859
China United Network Communications Ltd. Class A	10,000	6,212
Dr Peng Telecom & Media Group Co. Ltd. Class A	700	2,198
Fiberhome Telecommunication Technologies Co. Ltd. Class A	500	2,135
Guangzhou Haige Communications Group, Inc. Co. Class A(b)(c)	1,200	2,235
Guoxuan High-Tech Co. Ltd.	300	1,486
ZTE Corp. Class A	1,800	3,982
		24,326
Toys/Games/Hobbies – 0.2%
Alpha Group Class A	700	2,932
Transportation – 1.6%
China COSCO Holdings Co. Ltd. Class A(a)	3,800	2,878
China High-Speed Railway Technology Co. Ltd. Class A(a)	1,000	1,451
China Merchants Energy Shipping Co. Ltd. Class A	2,800	2,138
China Shipping Container Lines Co. Ltd. Class A(a)(b)	4,000	2,383
Daqin Railway Co. Ltd. Class A	7,100	6,738
Guangshen Railway Co. Ltd. Class A	3,000	1,832
Ningbo Zhoushan Port Co. Ltd. Class A	4,100	3,056
		20,476
Water – 0.1%
Guangdong Golden Dragon Development, Inc. Class A	500	1,448
Total Common Stocks (Cost $1,474,851)		1,281,901
Total Investments – 97.1% (Cost $1,474,851)#		1,281,901
Other assets in excess of liabilities – 2.9%		38,442
Total Net Assets – 100.0%		$1,320,343

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At September 30, 2016, the value of these securities amounted to $68,123 or 5.2% of net assets.
(c)	Security has been deemed to be illiquid as of September 30, 2016.
#	Cost for federal income tax purposes is $1,476,941. Net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$71,463
Gross unrealized depreciation	(266,503)
Net unrealized depreciation	$(195,040)

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

SCHEDULE OF INVESTMENTS (concluded)
September 30, 2016

Summary of Investments by Sectorˆ
Financials	30.2%
Industrials	15.6
Consumer Discretionary	9.6
Information Technology	7.8
Materials	6.7
Health Care	6.5
Real Estate	6.5
Consumer Staples	6.4
Utilities	4.3
Energy	2.9
Telecommunication Services	0.6
Other assets in excess of liabilities	2.9
100.0%

ˆ	As a percentage of total net assets.

At September 30, 2016, CSOP MSCI China A International Hedged ETF had open forward foreign currency contracts as described below. The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Chinese Offshore Renminbi	8,754,427	Brown Brothers Harriman & Co.	$1,309,866	10/11/16	$(2,071)
Chinese Offshore Renminbi	110,974	Brown Brothers Harriman & Co.	16,604	10/11/16	(1)
Chinese Offshore Renminbi	214,792	Brown Brothers Harriman & Co.	32,138	10/11/16	105
					(1,967)
Contracts to Sell:
Chinese Offshore Renminbi	127,620	Brown Brothers Harriman & Co.	19,095	10/11/16	(52)
Chinese Offshore Renminbi	8,952,573	Brown Brothers Harriman & Co.	1,339,514	10/11/16	(3,429)
Chinese Offshore Renminbi	8,754,427	Brown Brothers Harriman & Co.	1,307,568	11/3/16	2,020
					(1,461)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$(3,428)

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS
September 30, 2016

	Shares	Value
Common Stocks – 97.7%
China – 97.7%
Advertising – 0.2%
Hunan TV & Broadcast Intermediary Co. Ltd. Class A	1,100	$2,567
Aerospace/Defense – 0.8%
AVIC Aircraft Co. Ltd. Class A	1,100	3,448
AVIC Aviation Engine Corp. PLC Class A	700	3,595
AVIC Helicopter Co. Ltd. Class A	300	1,826
Jihua Group Corp. Ltd. Class A	1,600	1,835
		10,704
Agriculture – 0.3%
Beijing Dabeinong Technology Group Co. Ltd. Class A	1,800	1,970
New Hope Liuhe Co. Ltd. Class A	2,100	2,534
		4,504
Airlines – 0.9%
Air China Ltd. Class H	4,000	2,688
China Eastern Airlines Corp. Ltd. Class H(a)	6,000	2,762
China Southern Airlines Co. Ltd. Class H	6,000	3,366
Hainan Airlines Co. Ltd. Class A(a)	5,600	2,683
Spring Airlines Co. Ltd. Class A	200	1,352
		12,851
Apparel – 0.2%
Youngor Group Co. Ltd. Class A	1,600	3,403
Auto Manufacturers – 2.4%
Byd Co. Ltd. Class H(a)	1,000	6,564
China Avionics Systems Co. Ltd. Class A	500	1,425
Chongqing Changan Automobile Co. Ltd. Class A	2,200	5,226
FAW CAR Co. Ltd. Class A	800	1,254
Great Wall Motor Co. Ltd. Class H	1,500	1,461
Hubei Energy Group Co. Ltd. Class A	2,500	1,729
Pang Da Automobile Trade Co. Ltd. Class A(a)	4,400	1,778
SAIC Motor Corp. Ltd. Class A	3,100	10,140
Zhengzhou Yutong Bus Co. Ltd. Class A	1,300	4,293
		33,870
Auto Parts & Equipment – 1.0%
Fuyao Glass Industry Group Co. Ltd. Class A	1,400	3,540
Huayu Automotive Systems Co. Ltd. Class A	1,300	3,065
Wanxiang Qianchao Co. Ltd. Class A	1,100	2,386
Weichai Power Co. Ltd. Class A	3,000	4,136
		13,127
Banks – 19.5%
Agricultural Bank of China Ltd. Class H	50,000	21,408
Bank of Beijing Co. Ltd. Class A	11,880	16,183
Bank of China Ltd. Class H	26,000	11,870

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Banks – 19.5% (continued)
Bank of Communications Co. Ltd. Class H	37,000	$28,200
Bank of Nanjing Co. Ltd. Class A	1,900	2,918
Bank of Ningbo Co. Ltd. Class A	1,900	4,451
China CITIC Bank Corp. Ltd. Class H	4,000	2,657
China Construction Bank Corp. Class H	9,000	6,674
China Everbright Bank Co. Ltd. Class H	21,000	9,777
China Merchants Bank Co. Ltd. Class H	13,500	34,019
China Minsheng Banking Corp. Ltd. Class H	33,500	38,623
Huaxia Bank Co. Ltd. Class A	5,100	7,673
Industrial & Commercial Bank of China Ltd. Class H	30,000	18,764
Industrial Bank Co. Ltd. Class A	13,500	32,274
Ping An Bank Co. Ltd. Class A	6,600	8,961
Shanghai Pudong Development Bank Co. Ltd. Class A	8,250	20,365
		264,817
Beverages – 2.7%
Beijing Yanjing Brewery Co. Ltd. Class A	1,300	1,522
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	100	1,004
Kweichow Moutai Co. Ltd. Class A	500	22,298
Luzhou Laojiao Co. Ltd. Class A	700	3,257
Wuliangye Yibin Co. Ltd. Class A	1,800	8,989
		37,070
Biotechnology – 0.3%
Hualan Biological Engineering, Inc. Class A	480	2,700
MeiHua Holdings Group Co. Ltd. Class A	1,800	1,622
		4,322
Building Materials – 4.2%
Anhui Conch Cement Co. Ltd. Class A	1,900	4,793
BBMG Corp. Class H	4,000	1,537
Gree Electric Appliances, Inc. of Zhuhai Class A	14,200	47,233
Luxin Venture Capital Group Co. Ltd. Class A	300	1,083
Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	1,200	2,163
		56,809
Chemicals – 0.9%
China Hainan Rubber Industry Group Co. Ltd. Class A(a)	1,000	883
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	2,500	1,826
Kingenta Ecological Engineering Group Co. Ltd. Class A	1,200	1,417
Qinghai Salt Lake Industry Co. Ltd. Class A	400	1,118
Sinopec Shanghai Petrochemical Co. Ltd. Class H	4,000	2,017
Wanhua Chemical Group Co. Ltd. Class A	1,000	3,078
Zhejiang Longsheng Group Co. Ltd. Class A	2,100	2,892
		13,231

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Coal – 0.6%
China Coal Energy Co. Ltd. Class H(a)	2,000	$1,081
China Shenhua Energy Co. Ltd. Class H	2,000	3,910
Shaanxi Coal Industry Co. Ltd. Class A(a)	1,800	1,533
Yanzhou Coal Mining Co. Ltd. Class H	2,000	1,346
		7,870
Commercial Services – 0.6%
BlueFocus Communication Group Co. Ltd. Class A	1,600	2,582
Eternal Asia Supply Chain Management Ltd. Class A	1,200	2,039
Shanghai International Port Group Co. Ltd. Class A	3,300	2,529
Yingkou Port Liability Co. Ltd. Class A	1,900	978
		8,128
Computers – 2.0%
Aisino Corp. Class A	1,100	3,634
BOE Technology Group Co. Ltd. Class A	22,800	8,089
DHC Software Co. Ltd. Class A	800	2,467
GRG Banking Equipment Co. Ltd. Class A	800	1,789
Inspur Electronic Information Industry Co. Ltd. Class A	600	2,350
Leshi Internet Information & Technology Corp. Beijing Class A	900	5,962
Tsinghua Tongfang Co. Ltd. Class A	1,600	3,298
		27,589
Distribution/Wholesale – 0.6%
Liaoning Cheng Da Co. Ltd. Class A(a)	1,200	3,354
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	100	300
Wuchan Zhongda Group Co. Ltd. Class A	1,170	1,800
Xiamen C & D, Inc. Class A	1,700	2,822
		8,276
Diversified Financial Services – 10.5%
Anxin Trust Co. Ltd. Class A	900	2,691
Bohai Financial Investment Holding Co. Ltd. Class A(a)(b)(c)	1,800	1,935
Changjiang Securities Co. Ltd. Class A	3,100	4,928
China Merchants Securities Co. Ltd. Class A	2,900	7,462
CITIC Securities Co. Ltd. Class H	9,000	19,105
Dongxing Securities Co. Ltd. Class A	500	1,644
Everbright Securities Co. Ltd. Class H(a)	2,000	2,976
Founder Securities Co. Ltd. Class A	3,900	4,285
GF Securities Co. Ltd. Class H	3,200	6,768
Guosen Securities Co. Ltd. Class A	2,400	5,921
Guotai Junan Securities Co. Ltd. Class A	1,600	4,249
Guoyuan Securities Co. Ltd. Class A	1,000	3,061
Haitong Securities Co. Ltd. Class H	11,600	19,627
Huatai Securities Co. Ltd. Class H	4,400	8,909
Industrial Securities Co. Ltd. Class A	5,190	5,874
Northeast Securities Co. Ltd. Class A	1,280	2,343
Orient Securities Co. Ltd. Class H(a)	8,000	8,089

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Diversified Financial Services – 10.5% (continued)
Pacific Securities Co. Ltd. Class A	6,870	$5,060
SDIC Essence Holdings Co. Ltd. Class A(a)(b)(c)	1,100	2,572
Sealand Securities Co. Ltd. Class A	2,100	2,191
Shanxi Securities Co. Ltd. Class A	1,500	3,141
Shenwan Hongyuan Group Co. Ltd. Class A	5,805	5,440
Sinolink Securities Co. Ltd. Class A	1,800	3,441
SooChow Securities Co. Ltd. Class A	2,300	4,473
Southwest Securities Co. Ltd. Class A	2,700	2,914
Western Securities Co. Ltd. Class A	1,100	3,904
		143,003
Electric – 3.5%
Beijing Jingneng Power Co. Ltd. Class A	1,300	819
China National Nuclear Power Co. Ltd. Class A	4,700	4,672
China Yangtze Power Co. Ltd. Class A	6,300	12,543
Datang International Power Generation Co. Ltd. Class H	6,000	1,602
GD Power Development Co. Ltd. Class A	11,300	5,007
Huadian Power International Corp. Ltd. Class H	4,000	1,795
Huaneng Power International, Inc. Class H	8,000	5,004
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. Class A	2,700	1,241
SDIC Power Holdings Co. Ltd. Class A	3,200	3,133
Shanghai Electric Power Co. Ltd. Class A(b)(c)	1,000	1,756
Shenergy Co. Ltd. Class A	2,100	1,820
Shenzhen Energy Group Co. Ltd. Class A	1,200	1,196
Sichuan Chuantou Energy Co. Ltd. Class A	2,100	2,726
Zhejiang Zheneng Electric Power Co. Ltd. Class A	3,900	3,059
		46,373
Electrical Components & Equipment – 0.8%
China XD Electric Co. Ltd. Class A	2,000	1,548
Chinese Universe Publishing & Media Co. Ltd. Class A	600	2,099
Dongfang Electric Corp. Ltd. Class H	2,000	1,581
TBEA Co. Ltd. Class A	2,400	3,097
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	1,800	2,688
		11,013
Electronics – 1.8%
Dongxu Optoelectronic Technology Co. Ltd. Class A	1,300	2,824
GoerTek, Inc. Class A	400	1,810
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	1,800	6,594
Han’s Laser Technology Industry Group Co. Ltd. Class A	900	2,875
Luxshare Precision Industry Co. Ltd. Class A	750	2,270
Shenzhen Inovance Technology Co. Ltd. Class A	800	2,265
Tianjin Zhonghuan Semiconductor Co. Ltd. Class A(b)(c)	4,100	5,076
		23,714
Energy-Alternate Sources – 0.0%(d)
CECEP Wind-Power Corp. Class A	200	280

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Engineering & Construction – 2.1%
China Communications Construction Co. Ltd. Class H	2,000	$2,102
China Gezhouba Group Co. Ltd. Class A	2,700	3,197
China National Chemical Engineering Co. Ltd. Class A	1,800	1,495
China Railway Construction Corp. Ltd. Class H	3,500	3,972
China Railway Group Ltd. Class H	8,000	5,778
Metallurgical Corp. of China Ltd. Class H	8,000	2,610
Power Construction Corp. of China Ltd. Class A	4,000	3,581
Shanghai Construction Group Co. Ltd. Class A	1,920	1,216
Shanghai International Airport Co. Ltd. Class A	800	3,230
Shanghai Tunnel Engineering Co. Ltd. Class A	1,500	2,180
		29,361
Entertainment – 1.2%
Beijing Enlight Media Co. Ltd. Class A	800	1,299
Huayi Brothers Media Corp. Class A(b)(c)	1,798	3,332
Shenzhen Overseas Chinese Town Co. Ltd. Class A	4,000	4,191
Songcheng Performance Development Co. Ltd. Class A	500	1,834
Wanda Cinema Line Co. Ltd. Class A	500	5,036
		15,692
Environmental Control – 0.6%
Beijing Capital Co. Ltd. Class A	1,600	1,004
Beijing Originwater Technology Co. Ltd. Class A(b)(c)	1,479	4,098
Tus-Sound Environmental Resources Co. Ltd.	500	2,484
		7,586
Food – 1.7%
COFCO Tunhe Co. Ltd. Class A	1,000	1,710
Henan Shuanghui Investment & Development Co. Ltd. Class A	900	3,178
Inner Mongolia Yili Industrial Group Co. Ltd. Class A(b)(c)	6,000	14,470
Shenzhen Agricultural Products Co. Ltd. Class A	900	1,630
Yonghui Superstores Co. Ltd. Class A	4,000	2,671
		23,659
Hand/Machine Tools – 0.1%
China First Heavy Industries Class A(a)	2,500	1,950
Healthcare-Products – 0.3%
Lepu Medical Technology Beijing Co. Ltd. Class A	1,400	3,879
Healthcare-Services – 0.5%
Aier Eye Hospital Group Co. Ltd. Class A	400	2,093
Shanghai RAAS Blood Products Co. Ltd. Class A	1,080	3,597
		5,690
Holding Companies-Diversified – 1.1%
Avic Capital Co. Ltd. Class A	4,800	4,656
China Baoan Group Co. Ltd. Class A	1,485	2,308
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	2,302	5,507

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Holding Companies-Diversified – 1.1% (continued)
Zhejiang China Commodities City Group Co. Ltd. Class A	2,600	$3,160
		15,631
Home Furnishings – 2.3%
Hisense Electric Co. Ltd. Class A	800	1,993
Midea Group Co. Ltd. Class A	2,850	11,523
Qingdao Haier Co. Ltd. Class A	2,900	4,402
Shanghai Oriental Pearl Media Co. Ltd. Class A	1,900	7,025
Sichuan Changhong Electric Co. Ltd. Class A(a)	3,400	2,168
TCL Corp. Class A(b)(c)	7,000	3,584
		30,695
Insurance – 5.9%
China Life Insurance Co. Ltd. Class H	2,000	5,159
China Pacific Insurance Group Co. Ltd. Class H	3,800	14,040
New China Life Insurance Co. Ltd. Class H	1,200	5,300
Ping An Insurance Group Co. of China Ltd. Class A	11,000	56,250
		80,749
Internet – 1.6%
East Money Information Co. Ltd. Class A	2,300	6,593
Ourpalm Co. Ltd. Class A	1,900	2,679
People.cn Co. Ltd. Class A	600	1,693
Searainbow Holding Corp. Class A(a)(b)	700	4,967
Wangsu Science & Technology Co. Ltd. Class A	500	5,224
		21,156
Iron/Steel – 1.1%
Angang Steel Co. Ltd. Class H(a)	2,000	965
Baoshan Iron & Steel Co. Ltd. Class A(b)(c)	4,700	3,448
Hesteel Co. Ltd. Class A	4,000	1,844
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A(a)	9,300	3,870
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A(a)	4,000	1,515
Shandong Iron & Steel Co. Ltd. Class A(a)	1,600	584
Shanxi Taigang Stainless Steel Co. Ltd. Class A(a)	2,100	1,110
Wuhan Iron & Steel Co. Ltd. Class A(a)(b)(c)	3,800	1,570
		14,906
Leisure Time – 0.3%
AVIC Aero-Engine Controls Co. Ltd. Class A	300	1,187
China International Travel Service Corp. Ltd. Class A	400	2,699
		3,886
Machinery-Construction & Mining – 0.5%
Sany Heavy Industry Co. Ltd. Class A	3,600	2,948
XCMG Construction Machinery Co. Ltd. Class A(a)	4,200	1,999
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	6,600	2,315
		7,262

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Machinery-Diversified – 0.8%
CITIC Heavy Industries Co. Ltd. Class A	1,100	$836
NARI Technology Co. Ltd. Class A	1,500	3,665
Shanghai Electric Group Co. Ltd. Class H(a)	6,000	2,832
Siasun Robot & Automation Co. Ltd. Class A	660	2,326
Tian Di Science & Technology Co. Ltd. Class A	1,600	1,090
		10,749
Media – 1.1%
Beijing Gehua CATV Network Co. Ltd. Class A	700	1,730
China South Publishing & Media Group Co. Ltd. Class A	700	1,869
CITIC Guoan Information Industry Co. Ltd. Class A	2,750	4,607
Huawen Media Investment Corp. Class A	1,700	2,693
Jiangsu Broadcasting Cable Information Network Corp. Ltd. Class A	780	1,190
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	600	988
Wasu Media Holding Co. Ltd. Class A	200	539
Zhejiang Huace Film & TV Co. Ltd. Class A	640	1,307
		14,923
Metal Fabricate/Hardware – 0.1%
Xinxing Ductile Iron Pipes Co. Ltd. Class A	2,000	1,419
Mining – 2.2%
Aluminum Corp. of China Ltd. Class H(a)	12,000	4,349
China Molybdenum Co. Ltd. Class H	9,000	1,845
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	2,000	3,700
Jiangxi Copper Co. Ltd. Class H	2,000	2,285
Jinduicheng Molybdenum Co. Ltd. Class A(a)	800	924
Shandong Gold Mining Co. Ltd. Class A	700	4,002
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. Class A	1,300	1,983
Tongling Nonferrous Metals Group Co. Ltd. Class A(a)	6,400	2,472
Zhongjin Gold Corp. Ltd. Class A(a)	1,534	2,785
Zijin Mining Group Co. Ltd. Class H	16,000	5,138
		29,483
Miscellaneous Manufacturer – 1.8%
China International Marine Containers Group Co. Ltd. Class H	1,100	1,294
CRRC Corp. Ltd. Class H	14,000	12,638
Shenzhen O-film Tech Co. Ltd. Class A	400	2,177
Kangde Xin Composite Material Group Co. Ltd. Class A	3,198	8,655
		24,764
Oil & Gas – 1.1%
China Petroleum & Chemical Corp. Class A	11,100	8,076
PetroChina Co. Ltd. Class H	8,000	5,251
Wintime Energy Co. Ltd. Class A(a)	3,300	1,976
		15,303

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Oil & Gas Services – 0.3%
China Oilfield Services Ltd. Class H	2,000	$1,736
Offshore Oil Engineering Co. Ltd. Class A	2,100	2,150
Sinopec Oilfield Service Corp. Class H(a)	4,000	769
		4,655
Pharmaceuticals – 3.9%
Beijing Tongrentang Co. Ltd. Class A	700	3,199
By-health Co. Ltd. Class A	600	1,135
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	400	1,529
Dong-E-E-Jiao Co. Ltd. Class A	500	4,454
Guangxi Wuzhou Zhongheng Group Co. Ltd. Class A(a)	2,600	1,697
Huadong Medicine Co. Ltd. Class A	200	2,057
Jiangsu Hengrui Medicine Co. Ltd. Class A	1,200	7,913
Jilin Aodong Pharmaceutical Group Co. Ltd. Class A	700	2,679
Jointown Pharmaceutical Group Co. Ltd. Class A	300	964
Kangmei Pharmaceutical Co. Ltd. Class A	2,900	7,041
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	1,500	4,662
Shenzhen Hepalink Pharmaceutical Co. Ltd. Class A	480	1,265
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	300	1,247
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	300	730
Tasly Pharmaceutical Group Co. Ltd. Class A	700	4,420
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	840	2,857
Yunnan Baiyao Group Co. Ltd. Class A(b)(c)	500	5,182
		53,031
Pipelines – 0.1%
Guanghui Energy Co. Ltd. Class A(a)	3,100	1,898
Real Estate – 6.0%
Beijing Capital Development Co. Ltd. Class A	1,100	2,070
China Fortune Land Development Co. Ltd. Class A	1,300	5,494
China State Construction Engineering Corp. Ltd. Class A	15,100	13,947
China Vanke Co. Ltd. Class H	10,400	26,958
Financial Street Holdings Co. Ltd. Class A	1,500	2,647
Gemdale Corp. Class A	2,200	3,949
Oceanwide Holdings Co. Ltd. Class A	1,000	1,579
Poly Real Estate Group Co. Ltd. Class A	7,100	10,203
RiseSun Real Estate Development Co. Ltd. Class A	1,900	2,224
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	720	2,654
Shanghai SMI Holding Co. Ltd. Class A(a)(b)(c)	1,400	3,010
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	700	1,910
Xinhu Zhongbao Co. Ltd. Class A	3,400	2,245
Zhongtian Urban Development Group Co. Ltd. Class A	2,700	2,797
		81,687

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (continued)
September 30, 2016

	Shares	Value
Retail – 1.0%
Heilan Home Co. Ltd. Class A	1,400	$2,249
Shanghai Bailian Group Co. Ltd. Class A(a)	700	1,306
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,200	3,234
Suning Commerce Group Co. Ltd. Class A	4,200	6,815
		13,604
Semiconductors – 0.3%
Sanan Optoelectronics Co. Ltd. Class A	2,560	4,602
Shipbuilding – 0.8%
China CSSC Holdings Ltd. Class A	700	2,260
China Shipbuilding Industry Co. Ltd. Class A(a)	8,800	8,168
		10,428
Software – 1.9%
Beijing Shiji Information Technology Co. Ltd. Class A	300	1,097
Beijing Ultrapower Software Co. Ltd. Class A	1,100	1,755
Hundsun Technologies, Inc. Class A	500	4,187
Iflytek Co. Ltd. Class A	900	3,830
Jiangsu Protruly Vision Technology Group Co. Ltd. Class A(a)	900	2,164
Neusoft Corp. Class A	700	1,805
Shanghai 2345 Network Holding Group Co. Ltd. Class A	400	679
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	500	2,200
Wonders Information Co. Ltd. Class A	700	2,298
Yonyou Network Technology Co. Ltd. Class A	900	3,047
Zhejiang Dahua Technology Co. Ltd. Class A	850	1,974
		25,036
Telecommunications – 1.7%
Beijing Xinwei Technology Group Co. Ltd. Class A	1,100	2,822
China Spacesat Co. Ltd. Class A	600	2,859
China United Network Communications Ltd. Class A	8,100	5,032
Dr Peng Telecom & Media Group Co. Ltd. Class A	1,100	3,455
Guangzhou Haige Communications Group, Inc. Co. Class A(b)(c)	1,700	3,166
ZTE Corp. Class H	4,000	5,819
		23,153
Toys/Games/Hobbies – 0.2%
Alpha Group Class A	500	2,094
Transportation – 1.2%
China COSCO Holdings Co. Ltd. Class H(a)	7,000	2,383
China Merchants Energy Shipping Co. Ltd. Class A	2,100	1,603
China Shipping Container Lines Co. Ltd. Class H(a)	8,000	1,713
Daqin Railway Co. Ltd. Class A	5,700	5,410
Guangshen Railway Co. Ltd. Class H	4,000	2,069
Ningbo Zhoushan Port Co. Ltd. Class A	3,700	2,758
		15,936

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

SCHEDULE OF INVESTMENTS (concluded)
September 30, 2016

	Shares	Value
Water – 0.1%
Guangdong Golden Dragon Development, Inc. Class A	500	$1,448
Total Common Stocks (Cost $1,447,488)		1,329,836
Total Investments – 97.7% (Cost $1,447,488)#		1,329,836
Other assets in excess of liabilities – 2.3%		31,560
Total Net Assets – 100.0%		$1,361,396

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At September 30, 2016, the value of these securities amounted to $58,166 or 4.3% of net assets.
(c)	Security has been deemed to be illiquid as of September 30, 2016.
(d)	Represents less than 0.005%.
#	Cost for federal income tax purposes is $1,450,722. Net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$76,663
Gross unrealized depreciation	(197,549)
Net unrealized depreciation	$(120,886)

Summary of Investments by Sectorˆ
Financials	36.3%
Industrials	13.1
Consumer Discretionary	12.3
Information Technology	7.6
Real Estate	5.9
Materials	5.5
Health Care	5.3
Consumer Staples	5.1
Utilities	3.7
Energy	2.3
Telecommunication Services	0.6
Other assets in excess of liabilities	2.3
100.0%

ˆ	As a percentage of total net assets.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2016

	CSOP FTSE China A50 ETF	CSOP MSCI China A International Hedged ETF	CSOP China CSI 300 A-H Dynamic ETF
ASSETS
Investments in unaffiliated securities, at value	$6,055,472	$1,281,901	$1,329,836
Cash	10,675	18,127	886
Foreign currency, at value*	325,889	24,318	30,689
Unrealized appreciation of forward foreign currency exchange contracts	—	2,125	—
Receivables:
Dividends	—	—	542
TOTAL ASSETS	6,392,036	1,326,471	1,361,953
LIABILITIES
Unrealized depreciation of forward foreign exchange currency contracts	—	5,553	—
Payables:
Investments purchased	307,003	—	—
Management fees	2,653	575	557
TOTAL LIABILITIES	309,656	6,128	557
NET ASSETS	$6,082,380	$1,320,343	$1,361,396
COMPONENTS OF NET ASSETS
Paid-in capital	$9,083,014	$1,714,239	$1,904,788
Accumulated undistributed net investment income (loss)	53,446	61,329	18,095
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,801,642)	(258,861)	(443,806)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(252,438)	(196,364)	(117,681)
NET ASSETS	$6,082,380	$1,320,343	$1,361,396
NET ASSET VALUE PER SHARE
Net Asset Value	$13.34	$26.41	$27.23
Shares of beneficial interest outstanding (unlimited number of Shares authorized, no par value)	455,882	50,002	50,002
COST OF INVESTMENTS
Investments in unaffiliated securities, at cost	$6,307,892	$1,474,851	$1,447,488
Foreign currency, at cost	$325,836	$24,286	$30,700

*	Amount includes cash at other banks for minimum reserve requirements of $6,287, $1,257 and $1,257, respectively.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST

STATEMENTS OF OPERATIONS
For the Period Ended September 30, 2016

	CSOP FTSE China A50 ETF	CSOP MSCI China A International Hedged ETF*	CSOP China CSI 300 A-H Dynamic ETF*
INVESTMENT INCOME:
Dividends from unaffiliated investments	$174,524	$28,850	$38,496
Dividends from affiliated investments	10,307	—	—
Interest income	291	—	3
Other income	1,528	237	320
Less: Foreign taxes withheld	(18,028)	(3,242)	(4,057)
Total Investment Income	168,622	25,845	34,762
EXPENSES:
Management fees (See Note 3)	71,963	15,894	20,412
Total Expenses	71,963	15,894	20,412
Expense waiver	(974)	—	—
Net Expenses	70,989	15,894	20,412
NET INVESTMENT INCOME (LOSS)	97,633	9,951	14,350
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments in unaffiliated securities	(2,602,966)	(256,812)	(437,276)
Investments in affiliated securities	21,068	—	—
Foreign currency transactions	(45,667)	49,116	(2,871)
Net realized gain (loss)	(2,627,565)	(207,696)	(440,147)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	700,467	(192,950)	(117,652)
Investments in affiliated securities	17,107	—	—
Foreign currency translations	(948)	(3,414)	(29)
Net change in unrealized appreciation (depreciation)	716,626	(196,364)	(117,681)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,910,939)	(404,060)	(557,828)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,813,306)	$(394,109)	$(543,478)

*	Commencement of operations, October 20, 2015.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CSOP FTSE CHINA A50 ETF
	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015*
OPERATIONS:
Net investment income (loss)	$97,633	$938,927
Net realized gain (loss) on investments and foreign currency transactions	(2,627,565)	65,415,686
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	716,626	(969,064)
Net increase (decrease) in net assets resulting from operations	(1,813,306)	65,385,549
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,564,161)	—
Total distributions to shareholders	(1,564,161)	—
CAPITAL TRANSACTIONS:
Proceeds from Shares issued	38,026,760	244,374,089
Cost of Shares redeemed	(35,447,203)	(302,979,348)
Net increase (decrease) in net assets from Capital Transactions	2,579,557	(58,605,259)
Net increase (decrease) in net assets	(797,910)	6,780,290
NET ASSETS
Beginning of period	6,880,290	100,000 **
End of period	$6,082,380	$6,880,290
Includes undistributed net investment income (loss) of:	$53,446	$1,564,161
CHANGES IN SHARES OUTSTANDING
Shares issued	2,350,000	14,200,000
Shares redeemed	(2,350,000)	(13,750,000)
Net increase (decrease) in Shares outstanding	—	450,000
Shares Outstanding, Beginning of Period	455,882	5,882 **
Shares Outstanding, End of Period	455,882	455,882

*	Commencement of operations, March 10, 2015.
**	Beginning capital of $100,000 was contributed from CSOP Asset Management Limited, investment adviser to the Fund, in exchange for 5,822 Shares of the Fund in connection with commencement of operations.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST

STATEMENT OF CHANGES IN NET ASSETS

CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF
For the Period Ended September 30, 2016*
OPERATIONS:
Net investment income (loss)	$9,951
Net realized gain (loss) on investments and foreign currency transactions	(207,696)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(196,364)
Net increase (decrease) in net assets resulting from operations	(394,109)
CAPITAL TRANSACTIONS:
Proceeds from Shares issued	3,000,060 **
Cost of Shares redeemed	(1,285,608)
Net increase (decrease) in net assets from Capital Transactions	1,714,452
Net increase (decrease) in net assets	1,320,343
NET ASSETS
Beginning of period	—
End of period	$1,320,343
Includes undistributed net investment income (loss) of:	$61,329
CHANGES IN SHARES OUTSTANDING
Shares issued	100,002 **
Shares redeemed	(50,000)
Net increase (decrease) in Shares outstanding	50,002
Shares Outstanding, Beginning of Period	—
Shares Outstanding, End of Period	50,002

*	Commencement of operations, October 20, 2015.
**	Beginning capital of $60 was contributed from CSOP Asset Management Limited, investment adviser to the Fund, in exchange for 2 Shares of the Fund in connection with commencement of operations.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST

STATEMENT OF CHANGES IN NET ASSETS

CSOP CHINA CSI 300 A-H DYNAMIC ETF
For the Period Ended September 30, 2016*
OPERATIONS:
Net investment income (loss)	$14,350
Net realized gain (loss) on investments and foreign currency transactions	(440,147)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(117,681)
Net increase (decrease) in net assets resulting from operations	(543,478)
CAPITAL TRANSACTIONS:
Proceeds from Shares issued	4,508,255 **
Cost of Shares redeemed	(2,603,381)
Net increase (decrease) in net assets from Capital Transactions	1,904,874
Net increase (decrease) in net assets	1,361,396
NET ASSETS
Beginning of period	—
End of period	$1,361,396
Includes undistributed net investment income (loss) of:	$18,095
CHANGES IN SHARES OUTSTANDING
Shares issued	150,002 **
Shares redeemed	(100,000)
Net increase (decrease) in Shares outstanding	50,002
Shares Outstanding, Beginning of Period	—
Shares Outstanding, End of Period	50,002

*	Commencement of operations, October 20, 2015.
**	Beginning capital of $60 was contributed from CSOP Asset Management Limited, investment adviser to the Fund, in exchange for 2 Shares of the Fund in connection with commencement of operations.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP FTSE CHINA A50 ETF

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout each Period Indicated:

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015*
NET ASSET VALUE, Beginning of Period	$15.09	$17.00
Income (loss) from operations:
Net investment income (loss)(a)	0.13	0.17
Net realized and unrealized gain (loss)(b)	0.50	(2.08)
Total income (loss) from operations	0.63	(1.91)
Less Distributions From:
Net investment income	(2.38)	—
Net realized gains	—	—
Total distributions	(2.38)	—
NET ASSET VALUE, End of Period	$13.34	$15.09
MARKET VALUE, End of Period	$13.52	$14.93
NET ASSET VALUE, Total Return(c)	3.07%	(11.24)%
MARKET PRICE, Total Return(d)	5.58%	(12.18)%
Net Assets, End of Period (thousands)	$6,082	$6,880
Ratios of Average Net Assets:
Total Expenses	0.70%	0.99%**
Net Expenses	0.69%	0.99%**
Net Investment Income (Loss)	0.95%	1.44%**
Portfolio Turnover Rate(e)	410%	266%

*	Commencement of operations, March 10, 2015.
**	Annualized.
(a)	Per share amounts have been calculated using the Average Shares Method.
(b)	Amounts disclosed do not appear consistent with the numbers shown for these captions on the Statement of Operations and Statement of Changes in Net Assets due to the timing of subscriptions and redemptions.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(d)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Period Indicated:

For the Period Ended September 30, 2016*
NET ASSET VALUE, Beginning of Period	$30.00
Income (loss) from operations:
Net investment income (loss)(a)	0.13
Net realized and unrealized gain (loss)	(3.72)
Total income (loss) from operations	(3.59)
NET ASSET VALUE, End of Period	$26.41
MARKET VALUE, End of Period	$26.37
NET ASSET VALUE, Total Return(b)	(11.97)%
MARKET PRICE, Total Return(c)	(12.10)%
Net Assets, End of Period (thousands)	$1,320
Ratios of Average Net Assets:
Net Expenses	0.79%**
Net Investment Income (Loss)	0.49%**
Portfolio Turnover Rate(d)	70%

*	Commencement of operations, October 20, 2015.
**	Annualized.
(a)	Per share amounts have been calculated using the Average Shares Method.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(c)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST
CSOP CHINA CSI 300 A-H DYNAMIC ETF

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Period Indicated:

For the Period Ended September 30, 2016*
NET ASSET VALUE, Beginning of Period	$30.00
Income (loss) from operations:
Net investment income (loss)(a)	0.14
Net realized and unrealized gain (loss)	(2.91)
Total income (loss) from operations	(2.77)
NET ASSET VALUE, End of Period	$27.23
MARKET VALUE, End of Period	$27.14
NET ASSET VALUE, Total Return(b)	(9.23)%
MARKET PRICE, Total Return(c)	(9.53)%
Net Assets, End of Period (thousands)	$1,361
Ratios of Average Net Assets:
Net Expenses	0.75%**
Net Investment Income (Loss)	0.53%**
Portfolio Turnover Rate(d)	111%

*	Commencement of operations, October 20, 2015.
**	Annualized.
(a)	Per share amounts have been calculated using the Average Shares Method.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.
(c)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1. Organization

CSOP ETF Trust (the “Trust”) was organized as a Delaware statutory trust on August 12, 2014. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of three investment portfolios: the CSOP FTSE China A50 ETF, the CSOP MSCI China A International Hedged ETF and the CSOP China CSI 300 A-H Dynamic ETF (each a “Fund” and collectively, the “Funds”). Each Fund is classified as “diversified,” and therefore must meet certain diversification requirements under the 1940 Act. All payments received by the Trust for shares of a Fund belong to that Fund. The Trust may create additional portfolios and/or classes from time to time.

The investment objective of the Funds is to provide investment results that, before fees and expenses, track the performance of an index. The Funds track the following indices, respectively: the CSOP FTSE China A50 ETF tracks the performance of the FTSE China A50 Net Total Return Index, the CSOP MSCI China A International Hedged ETF tracks the performance of the MSCI China A International with CNH 100% Hedged to USD Index and the CSOP China CSI 300 A-H Dynamic ETF tracks the performance of the CSI 300 Smart Index (each an “Index” and collectively, the “Indices”).

CSOP Asset Management Limited serves as the investment adviser to the Funds (the “Adviser” or “CSOP”).

The Net Asset Value (the “NAV”) of the Funds’ shares is calculated each day the New York Stock Exchange (“NYSE”) is open for trading, as of the close of regular trading on the NYSE (generally 4:00 PM Eastern Standard Time (“EST”)). The Funds’ NAV-per-share is calculated by dividing the Funds’ net assets by the number of Fund shares outstanding.

The Funds are exchange-traded funds (“ETFs”), which trade like other publicly traded securities. Shares of the Funds are listed and traded on NYSE Arca (the “Exchange”). Each share of a Fund represents partial ownership in an underlying portfolio of securities intended to track the designated market index. Shares of the Funds may be purchased or redeemed directly from the Funds at the NAV solely by certain large institutional investors called Authorized Participants (“APs”) who have entered into agreements with the Funds’ distributor, ALPS Distributors, Inc. (“ALPS”).

Under the Trust’s organizational documents, the Board of Trustees (the “Board”) and the Trust’s officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with vendors and other parties, which contracts provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been made against the Funds. However, the Funds expect the risk of loss from such claims to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies utilized by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for registered investment companies, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

a. Basis of Presentation

The accompanying financial statements were prepared in conformity with GAAP, as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Trust is an investment company and follows the accounting and reporting guidance in ASC 946 (Financial Services — Investment Companies).

b. Investment Valuation

The Funds’ investments are valued pursuant to Pricing and Valuation Procedures (“Procedures”) duly approved by the Board. Pursuant to the Procedures, the Funds’ investments are generally valued using market valuations. A market valuation is a valuation that is: (i) obtained from an exchange, a Board-approved independent pricing service, or a major market maker (or dealer); (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a Board-approved independent pricing service, or a major market maker (or dealer); or (iii) based on amortized cost. The Funds will generally value exchange listed securities at market closing prices. Market closing prices are generally determined on the basis of the last reported sales prices, or if no sales are reported, based on the last reported quotes. Fixed income securities are generally valued based on prices provided by Board-approved independent pricing services, which may use valuation models or matrix pricing to

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

determine current value. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Unless determined by the Adviser not to be representative of fair value, the Trust generally will use amortized cost to value fixed income or money market securities that have a remaining maturity of 60 days or less. Foreign currency forward contracts are valued at the current day’s interpolated exchange rate, as calculated using the current day’s spot rate and the thirty, sixty, ninety, and one hundred eighty day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies and ETFs that are affiliated persons of the Adviser are valued at the investment company’s or ETF’s applicable NAV. Redeemable securities issued by unaffiliated investment companies and ETFs are valued as equity securities. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the prevailing exchange rates on the date of valuation as provided by a Board-approved independent pricing service. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

In the event that current market valuations are not readily available, or such valuations are deemed by the Adviser to be unreliable, the Trust’s procedures require the Trust’s Fair Value Committee to determine a security’s fair value. In determining such value, the Fair Value Committee will make each fair value determination based on all relevant factors, which may include among other things: (i) price comparisons among multiple sources; (ii) a review of corporate actions and news events; (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices); and (iv) if applicable, certain other factors specifically relevant to the China A-Share market. Fair value pricing involves subjective judgments and it is possible that the Fair Value Committee’s fair value determination for a security could be materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Funds’ NAVs and the prices used by the Funds’ respective Indices. This may result in a difference between the Funds’ performance and the performance of the Funds’ Indices, also known as “tracking error.”

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value within GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Funds’ investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). The valuation of fixed income securities held by the Funds, if any, are obtained from an independent pricing service and categorized as Level 2 based on the use of other significant observable market based inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Funds’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfer into or out of an assigned level within the disclosure hierarchy.

Fair value pricing could result in a difference between the prices used to calculate the Funds’ net asset value and the prices used by such Funds’ benchmark Index, which, in turn, could result in a difference between the Funds’ performance and the performance of such Funds’ benchmark Index.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of September 30, 2016, for the Funds based upon the three levels defined above:

CSOP FTSE China A50 ETF

At September 30, 2016	Total	Level 1	Level 2	Level 3
Common Stocks	$6,055,472	$6,055,472	$—	$—
Total Investments, at value	$6,055,472	$6,055,472	$—	$—

CSOP MSCI China A International Hedged ETF

At September 30, 2016	Total	Level 1	Level 2	Level 3
Common Stocks	$1,281,901	$1,213,778	$17,203	$50,920
Total Investments, at value	$1,281,901	$1,213,778	$17,203	$50,920
Other Financial Instruments
Forward Foreign Currency Contracts	$(3,428)	$—	$(3,428)	$—
Total Other Financial Instruments	$(3,428)	$—	$(3,428)	$—

CSOP China CSI 300 A-H Dynamic ETF

At September 30, 2016	Total	Level 1	Level 2	Level 3
Common Stocks	$1,329,836	$1,271,670	$10,234	$47,932
Total Investments, at value	$1,329,836	$1,271,670	$10,234	$47,932

Please refer to the Schedules of Investments to view equity securities segregated by industry type. The Funds disclose transfers between levels based on valuations at the end of the reporting period. For the period ended September 30, 2016, there were no transfers between levels for CSOP MSCI China A International Hedged ETF and CSOP China CSI 300 A-H Dynamic ETF.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value during the period October 1, 2015, through September 30, 2016. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities.

CSOP FTSE China A50 ETF

Common Stocks
Balance as of September 30, 2015	$577,641
Realized gain (loss)	249,494
Change in unrealized appreciation (depreciation)	331,745
Purchases	—
(Sales)	(1,158,880)
Transfer In	—
Transfer Out	—
Balance as of September 30, 2016	$—
Change in unrealized appreciation (depreciation) from investments held as of September 30, 2016*	$—

CSOP MSCI China A International Hedged ETF

Common Stocks
Balance as of October 20, 2015**	$—
Realized gain (loss)	(4,675)
Change in unrealized appreciation (depreciation)	(8,393)
Purchases	100,827
(Sales)	(36,839)
Transfer In	—
Transfer Out	—
Balance as of September 30, 2016	$50,920
Change in unrealized appreciation (depreciation) from investments held as of September 30, 2016*	$(8,393)

CSOP China CSI 300 A-H Dynamic ETF

Common Stocks
Balance as of October 20, 2015**	$—
Realized gain (loss)	(12,628)
Change in unrealized appreciation (depreciation)	(8,474)
Purchases	152,410
(Sales)	(83,376)
Transfer In	—
Transfer Out	—
Balance as of September 30, 2016	$47,932
Change in unrealized appreciation (depreciation) from investments held as of September 30, 2016*	$(8,474)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.
**	Commencement of Operations.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

The valuation techniques and significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 securities are outlined in the tables below:

CSOP MSCI China A International Hedged ETF

	Fair Value at September 30, 2016	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$50,920	Market Approach	Adjustments to prior transactions	Low – 0% (1/28/2016) High – 0% (9/30/2016)

CSOP China CSI 300 A-H Dynamic ETF

	Fair Value at September 30, 2016	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$47,932	Market Approach	Adjustments to prior transactions	Low – 0% (1/28/2016) High – 0% (9/30/2016)

A change to the unobservable inputs of the Funds’ Level 3 securities may result in changes to the fair value measurement, as follows:

Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Adjustments to prior transactions	Increase	Decrease

The following is a summary of fair value amounts of derivative instruments on CSOP MSCI China A International Hedged ETF’s Statement of Assets and Liabilities as of September 30, 2016:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Asset Derivatives		Asset Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Risk Exposure:
Forward Foreign Currency Contracts	Unrealized appreciation of forward foreign currency contracts	$2,125	Unrealized depreciation of forward foreign currency contracts	$5,553

The following is a summary of the location of realized gains and losses and change in unrealized appreciation and depreciation of derivative instruments on CSOP MSCI China A International Hedged ETF’s Statement of Operations for the period ended September 30, 2016.

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location of Gain (Loss) On Derivatives	Net Realized Gain	Net Increase (Decrease) In Unrealized Appreciation (Depreciation)
Foreign Exchange Risk Exposure:
Forward Foreign Currency Contracts	Net realized and unrealized gain (loss) on investments and foreign currency transactions	$97,291	$(3,428)

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

The average notional amount of forward foreign currency contracts during the period ended September 30, 2016 on CSOP MSCI China A International Hedged ETF, was as follows:

Notional Amount
Foreign Exchange Risk Exposure:
Forward Foreign Currency Contracts	$3,657,665

c. Foreign Currency Translations

The Funds’ accounting records are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates at 3:00pm Hong Kong time. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments when financial statements are presented. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments but excluding investments in securities, resulting from changes in currency exchange rates.

d. Investment Transactions and Income

For financial reporting purposes, portfolio security transactions are reported on the trade date. However, for the daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following the trade date.

Dividend income is recorded on the ex-dividend date or as soon as information is available to the Funds, net of foreign taxes withheld, if any. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

e. Dividends and Distributions

Each Fund intends to distribute its net investment income, if any, to investors annually and to distribute net realized capital gains, if any, annually. The Funds may also pay dividends and distributions at other times, if necessary to comply with the distribution requirements of the Internal Revenue Code (the “Code”), as amended. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary to preserve the Funds’ eligibility for treatment as a registered investment company (“RIC”) under the Code.

f. Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.

The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Funds’ Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

2. Summary of Significant Accounting Policies  – (continued)

g. Time Deposits

The Funds place excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Funds. These are classified as short term investments in each Fund’s respective Schedule of Investments.

h. Reclassification

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or the NAV per share.

i. Federal Income Tax

It is the policy of the Funds to qualify as RICs under Subchapter M of the Code and to distribute substantially all of their net investment income and capital gains, if any, to their shareholders. Therefore, no federal income tax provisions are required as long as the Funds qualify as RICs.

As of and during the period ended September 30, 2016 and the period ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Delaware.

The Funds follow ASC 740 (Income Taxes) which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements.

3. Transactions with Affiliates

a. Investment Advisory Agreement

The Adviser serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Subject at all times to the supervision and approval of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs, as well as other administrative matters.

For its services to the Funds during the period ended September 30, 2016, the Funds paid the Adviser a management fee, which was calculated daily and paid monthly at an annual rate of 0.70%, 0.79% and 0.75%, respectively, of average daily net assets of the CSOP FTSE China A50 ETF, the CSOP MSCI China A International Hedged ETF and the CSOP China CSI 300 A-H Dynamic ETF, respectively.

Under the Investment Advisory Agreement, the Adviser has agreed to pay generally all expenses of the Funds. The Adviser is not responsible for, and the Funds will bear the cost of interest expenses, taxes, brokerage expenses, and other expenses connected with the execution of the portfolio securities transactions, distribution fees, if any, and extraordinary expenses.

The Funds have contractually agreed to reduce management fees in an amount equal to any Acquired Fund Fees and Expenses incurred by the Funds from investments in affiliated funds advised by the Adviser listed on the Hong Kong Stock Exchange with similar investment strategies. A summary of the Funds’ transactions in shares of affiliated funds for the period ended September 30, 2016, is as follows:

Name of Issuer	Number of Shares held at October 1, 2015	Gross additions	Gross reductions	Number of Shares held at September 30, 2016	Net realized gain (loss)	Dividend income	Market Value as of September 30, 2016
CSOP FTSE China A50 ETF	270,000	$—	$270,000	—	$21,068	$10,307	$—

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

3. Transactions with Affiliates  – (continued)

b. Distribution Agreement

ALPS Distributors, Inc. (“ALPS”), a Colorado Corporation, is the principal underwriter and distributor of the Funds’ shares. ALPS does not maintain any secondary market in Fund shares. The Adviser or ALPS, or an affiliate of the Adviser or ALPS, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and their clients. These amounts, which may be significant, are paid by the Adviser and/or ALPS from their own resources and not from the assets of the Funds.

c. Other Agreements

Administrator, Custodian, Fund Accountant and Transfer Agent

Brown Brothers Harriman & Co. (“BBH”) serves as administrator, transfer agent and dividend disbursing agent for the Funds pursuant to an Administrative Services Agreement. BBH also serves as the custodian of the Funds pursuant to a Custodian Agreement.

Chief Compliance Officer, Treasurer and Principal Financial Officer

Foreside Fund Officer Services, LLC provides the Funds with a Chief Compliance Officer and Foreside Fund Management Services, LLC provides the Funds with a Treasurer and Principal Financial Officer.

d. Related Party Investments

The Funds are permitted to enter into forward foreign currency contracts and time deposits with BBH, a related party to the Administrator, Custodian and Transfer Agent. All forward foreign currency contracts with BBH as of September 30, 2016, have been disclosed in the Schedules of Investments. As of September 30, 2016, the Funds did not have open time deposits with BBH.

e. Change of Independent Registered Public Accounting Firm

On September 8, 2016, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of the Funds. The report of PwC on the CSOP FTSE China A50 ETF financial statements as of and for the fiscal period ended September 30, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended September 30, 2015 and the subsequent interim period through September 8, 2016, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the CSOP FTSE China A50 ETF financial statements for the fiscal year ended September 30, 2015. Further, during the fiscal year ended September 30, 2015 and the subsequent interim period through September 8, 2016, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On September 15, 2016, upon the recommendation of the Audit Committee, the Board of Trustees (“Board”) of the Funds selected BBD, LLP (“BBD”) as the independent registered accounting firm for the Funds for the fiscal year ending September 30, 2016. During the fiscal year ended September 30, 2015 and the subsequent interim period through September 8, 2016, neither the Trust nor anyone acting on its behalf has consulted with BBD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds’ financial statements, and neither a written report was provided to the Funds or oral advise was provided that BBD concluded was an important factor considered by the Funds in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Regulation S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event, as that term is defined in S-K 304(a)(1)(v).

4. Capital Share Transactions

The Funds’ offer and redeem shares on a continuous basis at the NAV only in large blocks of 50,000 shares (“Creation Unit”). Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

4. Capital Share Transactions  – (continued)

only be purchased or redeemed by certain APs. An AP is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant. In each case, the AP must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

Shares of the Funds will be listed and traded on the Exchange on each day that it is open for business (“Business Day”). Individual Fund shares may be purchased and sold on the Exchange or other secondary markets through a broker-dealer or other intermediary. Because the Funds’ shares trade at market prices rather than at their NAV, shares may trade at a price equal to the NAV, greater than the NAV (premium) or less than NAV (discount).

Retail investors will not qualify as APs. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase or sell shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Investment Transactions

During the period ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Fund	Purchases	Sales
CSOP FTSE China A50 ETF	$40,583,884	$39,401,279
CSOP MSCI China A International Hedged ETF*	3,186,253	1,454,589
CSOP China CSI 300 A-H Dynamic ETF*	5,007,374	3,122,610

*	Commencement of operations, October 20, 2015.

6. Principal Risks

As with all investments, the value of an investment in the Funds can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment, over short-term or long-term periods. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Funds, including but not limited to those described below, are discussed in detail in the Funds’ prospectuses. Each of these factors could cause the value of an investment in a Fund to decline.

Risk of Investing in China

Investing in securities of companies organized and listed in China subjects the Funds to certain risks that are specific to China and the Chinese markets. China is a developing market and, as a result, investments in securities of companies organized and listed in China may, from time to time, be subject to significantly higher volatility than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market fluctuations, interest fluctuations, currency fluctuations, and inflation. It may also be difficult or impossible for the Funds to obtain or enforce a judgment in a Chinese court.

Risk of Investments in A-Shares

The Indices are comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Indices, the Funds intend to invest directly in A-Shares through the Adviser’s Renminbi Qualified Foreign

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

6. Principal Risks  – (continued)

Institutional Investor (“RQFII”) quota, and will also invest in eligible A-Shares through the Shanghai-Hong Kong Stock Connect program. Therefore, the size of the Funds’ direct investment in A-Shares is limited by both the size of the Adviser’s RQFII quota and any trading limits or other restrictions applicable to A-Shares traded through the Shanghai-Hong Kong Stock Connect program. This places practical limitations on the size of the Funds and may have a negative impact on the trading of the Funds’ shares. In addition, the RQFII quota of the Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII quota was, or RQFII quotas generally were, reduced or eliminated, the Funds could be required to dispose of a portion of their A-Share holdings. This would likely have a material adverse impact on the Funds’ performance and their ability to meet their investment objectives. If the Funds are unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Adviser’s RQFII quota, or trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Funds could be forced to limit or suspend the issuance of new shares until the Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Funds’ ability to issue new shares could cause the Funds’ shares to trade at a premium or discount to the NAV of the Funds and the Funds could experience substantial redemptions.

The Chinese government may intervene in the A-Share market and halt or suspend trading of A-Share securities for short or even extended periods of time. If the trading in a significant number of the Funds’ A-Share holdings is halted or suspended, the Funds’ portfolios could become illiquid. In such event, the Funds may have difficulty selling their portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Funds may need to sell other more liquid portfolio holdings at a loss or at times when they otherwise would not do so to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Funds’ performance and increase the Funds’ tracking error. If a significant number of securities held by the Funds are suspended or unavailable for sale, the Funds are permitted to delay settlement of redemption requests up to seven days. Trading halts or suspensions may make it difficult for the Funds to obtain prices for such securities and may require the Funds to “fair value” a portion of their portfolio holdings. In such case, the determined fair value for an investment may be different than the value realized upon the disposition of such investment. Furthermore, trading halts or suspensions of the Funds’ portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of such trading prices.

Risk of Investment and Repatriation Restrictions

Repatriations by holders of RQFII quotas are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that the People’s Republic of China (“China” or the “PRC”) rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Funds’ portfolio investments may have an adverse effect on the Funds’ performance and the Funds’ ability to meet redemption requests.

A-Shares Tax Risk

The Funds’ investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, and may amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Funds directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Funds invest. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Funds. The Funds’ investments in securities issued by PRC companies, including A-Shares, may cause the Funds to become subject to withholding income tax and other taxes imposed by the PRC. The PRC taxation rules are evolving, may change, and new rules may be applied retroactively. Any such changes could have a material adverse impact on the Funds’ performance.

Risk of Investing Through Shanghai-Hong Kong Stock Connect

The Funds may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Funds are not subject to

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

6. Principal Risks  – (continued)

individual investment quotas, daily and aggregate investment quotas apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Funds to invest in securities obtained via the program. Trading via the Shanghai-Hong Kong Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China.

Authorized Participant Concentration Risk

Only an AP (as defined in note 4. Capital Share Transactions) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that serve as AP. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other AP is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Cost of Buying or Selling Fund Shares

Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing their Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Custody Risk

Less developed markets such as China are more likely to experience problems with the clearance and settlement of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities markets are, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require that the A-Shares purchased for the Funds by the Adviser may be credited to a securities trading account maintained in the joint names of the Funds and the Adviser. The Adviser may similarly credit all non-A-Share securities to a securities trading account maintained in the joint names of the Funds and the Adviser. The Adviser may not use the account for any purpose other than maintaining the Funds’ assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Funds, the Funds’ assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Funds. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Funds, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Funds, resulting in potentially substantial losses to the Funds and Funds’ investors.

Concentration Risk

To the extent that the Funds’ investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Funds may be more adversely affected by the underperformance of those securities, subject to increased price volatility, and more susceptible to adverse economic, market, political and regulatory occurrences.

Derivatives Risk

The Funds may invest in derivatives. Examples of derivatives include futures contracts and options contracts. Derivatives are subject to a number of risks, including market, correlation, leverage and interest rate risks. Derivatives may experience dramatic price changes and imperfect correlations between the price of the derivative contract and the reference asset, which may increase the Funds’ volatility and have a negative impact on the Funds’ returns.

Emerging Markets Risk

While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Funds’ investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

6. Principal Risks  – (continued)

Equity Securities Risk

An investment in the Funds involve risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may go up or down significantly and without warning.

Financial Sector Risk

The Indices, and thus the Funds, may be concentrated (i.e., invest more than 25% of their assets) in the financial sector. Companies in the financial sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Greater Chinese governmental involvement in the financial sector poses additional risks for investors, including the risk of appropriation or seizure by the Chinese government and the risk of abrupt changes in government policy or regulation.

Hong Kong Political Risk

Although China has expressed its commitment to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (i.e., is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue. Because the Funds’ NAVs are denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Funds’ NAVs.

Index Tracking Error Risk

As with other index funds, the performance of the Funds may vary from the performance of the Indices as a result of each Fund’s respective fees and expenses, the use of representative sampling, the effect of Chinese taxes, and other factors. In addition, the Funds may not be able to invest in certain securities included in the Indices or invest in them in the exact proportions they represent of the Indices, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade.

International Closed Market Trading Risk

Because the Funds’ underlying securities trade on an exchange that is closed when the securities exchange on which the Funds’ shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Large-Capitalization Securities Risk

The Funds’ investments are expected to be composed primarily of securities of large-capitalization issuers. As a result, the Funds will be subject to the risk that large-capitalization issuers, and thus the Funds’ portfolios, may underperform other segments of the Chinese equity market or the equity market as a whole.

Market Risk

Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Funds’ NAVs and market prices, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Funds could vary from their stated objective, and you could lose money.

Mid-Capitalization Securities Risk

The Funds’ investments are expected to include securities of mid-capitalization issuers. Compared to large-capitalization issuers, mid-capitalization issuers may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

6. Principal Risks  – (continued)

New Fund Risk

The Funds have been in operation for a limited duration. Investors in the Funds bear the risk that the Funds may not be successful in implementing their investment strategies, may not employ successful investment strategies, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval, and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders, and will cause shareholders to incur the expenses of liquidation.

Non-U.S. Currency Risk

The Funds’ assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Funds will be denominated primarily in Chinese Offshore Renminbi (“RMB”) whereas the Funds’ reference currency is the U.S. dollar. As a result, the Funds’ performance may be adversely affected by changes in currency exchange rates, which can be very volatile and change quickly and unpredictably. In addition, the remittance of foreign currency and the exchange of RMB within China are subject to significant governmental restrictions. Because all transactions in A-Share holdings must be settled in RMB, limitations of the supply of RMB may adversely affect the Funds’ operations. There is no assurance that the Funds will continue to have access to sufficient amounts of RMB to remain fully invested.

Non-U.S. Securities Risk

Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Passive Investment Risk

The Funds are not actively managed, and therefore will not sell securities due to current or projected underperformance of the security, industry or sector.

Risk of Cash Transactions

Unlike most other ETFs, the Funds expect to effect creations and redemptions principally in cash, rather than through the in-kind contribution or redemption of securities. As a result, an investment in the Funds may be less tax-efficient than an investment in a more conventional ETF.

Secondary Market Trading Risk

Trading in the Funds’ shares may be halted by the Exchange, or any other exchange on which the Funds’ shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Funds. In addition, although the Funds’ shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The value of the securities in the Funds’ portfolio may change on days when shareholders will not be able to purchase or sell the Funds’ shares.

Shares of the Fund May Trade at Prices Other than NAV

Although market prices for the Funds’ shares generally are expected to closely correspond to the Funds’ NAVs, it is expected that, as with all ETFs, there will be times when the market price of the Funds’ shares are higher or lower than the NAVs of such shares. The risk that shares of the Funds may trade at prices other than NAV is heightened in times of market stress or volatility.

7. Beneficial Ownership

Certain owners of the Adviser are also owners and/or trustees of the Funds. These individuals may receive benefits from any management fees paid to the Adviser.

8. Federal Income Taxes

Each Fund intends to qualify and elect to be treated as a separate RIC under Subchapter M of the Code. To qualify and maintain their tax status as a regulated investment company, the Funds must meet annually certain income and asset diversification requirements and must distribute annually at least 90 percent of their “investment company taxable income” (which includes dividends, interest and net short-term capital gains).

CSOP ETF TRUST

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

8. Federal Income Taxes  – (continued)

As RICs, the Funds generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that a Fund distributes to its shareholders. If a Fund fails to qualify as a RIC for any year, (subject to certain curative measures allowed by the Code) the Fund is subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Tax character of distributions to Shareholders paid during the period ended September 30, 2016 were as follows:

Fund	Ordinary Income
CSOP FTSE China A50 ETF	$1,564,161

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward
CSOP FTSE China A50 ETF	$54,058	$(611,922)	$(2,442,770)
CSOP MSCI China A International Hedged ETF	63,186	(198,454)	(258,628)
CSOP China CSI 300 A-H Dynamic ETF	21,149	(120,915)	(443,626)

Primarily as a result of differing book/tax treatment of investment activity, on September 30, 2016, reclassifications are as follows:

Fund	Increase (Decrease)
	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in Capital
CSOP FTSE China A50 ETF	$(44,187)	$44,187	$—
CSOP MSCI China A International Hedged ETF	51,378	(51,165)	(213)
CSOP China CSI 300 A-H Dynamic ETF	3,745	(3,659)	(86)

These reclassifications are primarily related to U.S. Internal Revenue Code Section 988 currency transactions, PFICs sold by the Funds, and non-deductible excise taxes paid.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily due to the tax deferral of losses on wash sales and investments in passive foreign investment companies (PFIC).

The Funds have capital loss carryforwards as of September 30, 2016, which are as follows:

	Capital Loss Carryforward
Fund	Short-Term	Long-Term	Total
CSOP FTSE China A50 ETF	$2,100,426	$342,344	$2,442,770
CSOP MSCI China A International Hedged ETF	258,628	—	258,628
CSOP China CSI 300 A-H Dynamic ETF	443,626	—	443,626

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred after October 31, 2011 will not be subject to expiration.

9. Subsequent Events

In preparing the Financial Statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Management has determined that there are no material events, except as set forth above, which would require disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of CSOP ETF Trust
  and the Shareholders of CSOP FTSE China A50 ETF,
  CSOP MSCI China A International Hedged ETF, and
  CSOP China CSI 300 A-H Dynamic ETF

We have audited the accompanying statements of assets and liabilities of CSOP FTSE China A50 ETF, CSOP MSCI China A International Hedged ETF, and CSOP China CSI 300 A-H Dynamic ETF (the “Funds”), each a series of shares of beneficial interest in CSOP ETF Trust, including the schedules of investments, as of September 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights for the period March 10, 2015 (commencement of operations) to September 30, 2015 for the CSOP FTSE China A50 ETF were audited by other auditors, whose report dated November 30, 2015 expressed an unqualified opinion on the financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CSOP FTSE China A50 ETF, CSOP MSCI China A International Hedged ETF, and CSOP China CSI 300 A-H Dynamic ETF as of September 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2016

ADDITIONAL FEDERAL TAX INFORMATION
September 30, 2016 (Unaudited)

For the taxable period ended September 30, 2016, the following percentages of income dividend paid by the Fund are hereby designated as qualified dividend income:

Qualified Dividend Income
CSOP FTSE China A50 ETF	89.86%

The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

The following Fund met the requirements of Section 853 of the Internal Revenue Code and elected to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from resources within the foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
CSOP FTSE China A50 ETF	$184,830	$0.4054	$18,028	$0.0395

The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of CSOP ETF Trust’s proxy voting policies and procedures is attached to the Trust’s Statement of Additional Information, which is available without charge by visiting the Trust’s website at www.csopasset.us or the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling toll-free 1-844-209-2937.

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free 1-844-209-2937 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

CSOP ETF Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal period on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Trust’s’ Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Trust’s full portfolio holdings are updated daily and available on the Trust’s website at www.csopasset.us.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SUPPLEMENTAL INFORMATION (Unaudited)

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the last sale price on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

CSOP FTSE China A50 ETF
Period Covered: October 1, 2015 through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	5	2.06%
Greater than 1.5% and Less than 2.0%	2	0.83
Greater than 1.0% and Less than 1.5%	5	2.06
Greater than 0.5% and Less than 1.0%	21	8.68
Between 0.5% and -0.5%	83	34.30
Less than -0.5%	126	52.07
Total	242	100.00%

CSOP MSCI China A International Hedged ETF
Period Covered: October 20, 2015 (commencement of operations) through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	5	9.80%
Greater than 1.5% and Less than 2.0%	3	5.88
Greater than 1.0% and Less than 1.5%	6	11.77
Greater than 0.5% and Less than 1.0%	16	31.37
Between 0.5% and -0.5%	13	25.49
Less than -0.5%	8	15.69
Total	51	100.00%

SUPPLEMENTAL INFORMATION (Unaudited) (concluded)

CSOP China CSI 300A-H Dynamic ETF
Period Covered: October 20, 2015 (commencement of operations) through September 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	3.57%
Greater than 1.5% and Less than 2.0%	4	7.14
Greater than 1.0% and Less than 1.5%	4	7.14
Greater than 0.5% and Less than 1.0%	13	23.22
Between 0.5% and -0.5%	23	41.07
Less than -0.5%	10	17.86
Total	56	100.00%

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Fund, including agreements with the Fund’s distributor, investment adviser, custodian, transfer agent and administrator. The day-to-day operations of the Fund are delegated to the Fund’s Investment Adviser, CSOP.

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Fund. The Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, is indicated by a double asterisk.

Name, Address and Age(1)	Position with Trust and Length of Term(2)	Principal Occupation in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Interested Trustee
Ding Chen** (Born: August 6, 1969)	Trustee(4) (Since 2015)	CEO of CSOP Asset Management Limited	3	CSOP Asset Management Limited (Since 2008); Chinese Asset Management Association of HK Ltd (Since 2013); Chinese Securities Association of HK (Since 2013); Source CSOP Markets plc (Since 2013); CSOP Alternative Funds plc (2014 – 2016); CSOP Investment Funds plc (Since 2014); The Hong Kong Chinese Enterprises Association (Since 2015); Hong Kong Investment Funds Association (2014 – 2015).
Independent Trustees
Karl-Otto Hartmann (Born: March 7, 1955)	Trustee (Since 2015)	Founder and CEO of IntelliMagic LLC consulting practice (2005 – present); CEO of 40Act.com, LLC (2012 – present); Adjunct professor at Suffolk University Law School (2007 – present)	3	Horizons ETF Trust (2014 – present), FocusShares Trust (2007 – 2012), The Thirty-Eight Hundred Fund, LLC (2008 – 2012).
Chen Chia Ling (Born: September 24, 1970)	Trustee (Since 2015)	CEO of China Asset Management (Hong Kong) Limited (2009 – 2014)	3	Chyang Sheng Dyeing & Finishing Co., Ltd. (Since 2015); China Aircraft Leasing Group Holdings Limited (Since 2016).

(1)	Unless otherwise noted, the business address of each Trustee is Suite 2802, Two Exchange Square, Connaught Place, Central, Hong Kong.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the CSOP ETF Trust.
(4)	Ms. Ding may be deemed to be an interested person of the Fund, as that term is defined in the 1940 Act, by virtue of her affiliation with the Adviser and/or its affiliates.

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (concluded)

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in Past 5 Years
Ding Chen (Born: August 6, 1969)	President (Since 2015) and Principal Executive Officer (Since 2016)	CEO, CSOP Asset Management Limited (2008 – present).
Michelle Wong (Born: December 26, 1980)	Secretary (Since 2015)	Executive Director, General Counsel and CCO, CSOP Asset Management Ltd. (2016 – present); Director, General Counsel and CCO, CSOP Asset Management Ltd. (2015 – 2016); Director, Legal Counsel, CSOP Asset Management Ltd. (2014 – 2015); Solicitor, Reed Smith Richards Butler (2009 – 2014); Director, China Southern Dragon Dynamic Fund (2016 – present); Director, CSOP Simpleway Multi Strategy Fund SPC (2016 – present).
Monique Labbe (Born: December 3, 1973)	Principal Financial Officer and Treasurer (Since 2015)	Fund Principal Financial Officer, Foreside Fund Management Services, LLC (2014 – present); Principal/Assistant Vice President, State Street Global Advisors (2012 – 2014); Director/Assistant Vice President, State Street Corporation (2005 – 2012).
Patrick J. Keniston, Esq. (Born: January 18, 1964)	Chief Compliance Officer (Since 2015)	Managing Director of Foreside Fund Officer Services, LLC (October 2008 – present).

(1)	The business address of Mses. Ding Chen and Michelle Wong is Suite 2802, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. The business address of Ms. Monique Labbe is 10 High Street, Suite 302, Boston, MA 02110. The business address of Mr. Patrick J. Keniston is Three Canal Plaza, Suite 100, Portland, ME 04101.
(2)	Each officer shall serve until death, resignation or removal.

DISCLAIMERS (Unaudited)

CSOP FTSE China A50 ETF

FTSE International Limited (“FTSE”) is not affiliated with the Trust, the Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.

FTSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR STRATEGIES OR ANY DATA INCLUDED HEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FURTHERMORE, CSOP FTSE CHINA A50 ETF IS NOT IN ANY WAY SPONSORED, ENDORSED, SOLD OR PROMOTED BY FTSE OR THE LONDON STOCK EXCHANGE GROUP (“LSEG”) COMPANIES (TOGETHER, THE “LICENSOR PARTIES”), AND NONE OF THE LICENSOR PARTIES MAKE ANY CLAIM, PREDICTION, WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESSLY OR IMPLIEDLY, AS TO ANY OF: (I) THE RESULTS TO BE OBTAINED FROM THE USE OF THE FTSE CHINA A50 NET TOTAL RETURN INDEX (THE “INDEX”) (UPON WHICH THE FUND IS BASED); (II) THE FIGURE AT WHICH THE INDEX IS SAID TO STAND AT ANY PARTICULAR TIME ON ANY PARTICULAR DAY OR OTHERWISE; OR (III) THE SUITABILITY OF THE INDEX FOR THE PURPOSE TO WHICH IT IS BEING PUT IN CONNECTION WITH THE FUND. NONE OF THE LICENSOR PARTIES HAVE PROVIDED OR WILL PROVIDE ANY FINANCIAL OR INVESTMENT ADVICE OR RECOMMENDATION IN RELATION TO THE INDEX TO THE ADVISER OR ITS CLIENTS. THE INDEX IS CALCULATED BY FTSE OR ITS AGENT. NONE OF THE LICENSOR PARTIES SHALL BE (A) LIABLE (WHETHER IN NEGLIGENCE OR OTHERWISE) TO ANY PERSON FOR ANY ERROR IN THE INDEX OR (B) UNDER ANY OBLIGATION TO ADVISE ANY PERSON OF ANY ERROR THEREIN.

ALL RIGHTS IN THE INDEX VEST IN FTSE. “FTSE” IS A TRADEMARK OF LSEG, AND IS USED BY FTSE UNDER LICENSE.

CSOP MSCI China A International Hedge ETF & CSOP China CSI 300 A-H Dynamic ETF

MSCI Inc. (“MSCI”) is not affiliated with the Trust, the Adviser, the Funds’ administrator, custodian, transfer agent or distributor, or any of their respective affiliates.

THE CSOP MSCI CHINA A INTERNATIONAL HEDGED ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, OR ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR 34 ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUND OR THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDICES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUND ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS

OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACT MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

THE CSI 300 SMART INDEX (THE “INDEX”) IS COMPILED AND CALCULATED BY CHINA SECURITIES INDEX CO., LTD. (“CSI”) ALL COPYRIGHTS IN THE INDEX VALUES AND CONSTITUENT LIST VEST IN CSI. CSI WILL APPLY ALL NECESSARY MEANS TO ENSURE THE ACCURACY OF THE INDEX. HOWEVER, CSI DOES NOT GUARANTEE ITS INSTANTANEITY, COMPLETENESS OR ACCURACY, NOR SHALL IT BE LIABLE (WHETHER IN NEGLIGENCE OR OTHERWISE) TO ANY PERSON FOR ANY ERROR IN THE INDEX OR UNDER ANY OBLIGATION TO ADVISE ANY PERSON OF ANY ERROR THEREIN.

CSOP ETF TRUST

Investment Adviser

CSOP Asset Management Limited
2801-2803, Two Exchange Square, 8 Connaught Place
Central, Hong Kong

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004-2541

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

Item 2. Code of Ethics.

The Trust’s Code of Conduct for Principal Executive and Principal Financial Officers (the “Code”) was adopted by the Board of Trustees via unanimous consent on November 22, 2016.  The Code applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, regardless of whether these individuals are employed by the Registrant or a third party.  A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Since the implementation of the Code, the Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Karl-Otto Hartmann possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Karl-Otto Hartmann as the Registrant’s audit committee financial expert. Mr. Karl-Otto Hartmann is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $30,000 in 2015 and $39,000 in 2016.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2015 and $0 in 2016.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $19,000 in 2015 and $12,000 in 2016.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2015 and $0 in 2016.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 100%; and Other Fees were 0%.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any  sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years of the Registrant were $0 for 2015 and $0 for 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees by the Registrant’s Board of trustees that would require disclosures herein.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CSOP ETF Trust

By: (Signature and Title)

/s/ Ding Chen

Ding Chen

Title:  Principal Executive Officer

Date: December 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Ding Chen

Ding Chen

Title: Principal Executive Officer

Date: December 9, 2016

By: (Signature and Title)

/s/ Monique Labbe

Monique Labbe

Title: Treasurer and Principal Financial Officer

Date: December 9, 2016